EXHIBIT 10.80

                           SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT

                          DATED AS OF NOVEMBER 15, 2000

                                      AMONG

                                 F.I.R.C., INC.

                                   AS BORROWER

                                       AND

           THE FINANCIAL INSTITUTIONS NOW OR HEREAFTER PARTIES HERETO

                                    AS BANKS

                                       AND

                              BANK OF AMERICA, N.A.

                                    AS AGENT

                                TABLE OF CONTENTS
                                                                            PAGE


                    ARTICLE IDEFINITIONS AND ACCOUNTING TERMS


      Section 1.01.   CERTAIN DEFINED TERMS..................................  1
      Section 1.02.   COMPUTATION OF TIME PERIODS............................ 16
      Section 1.03.   ACCOUNTING TERMS....................................... 16

                  ARTICLE II AMOUNTS AND TERMS OF THE ADVANCES


      Section 2.01.   THE ADVANCES........................................... 16
      Section 2.02.   MAKING THE ADVANCES.................................... 17
      Section 2.03.   FEES................................................... 18
      Section 2.04.   REDUCTION OF THE COMMITMENTS........................... 18
      Section 2.05.   [RESERVED]............................................. 18
      Section 2.06.   INTEREST............................................... 18
      Section 2.07.   ADDITIONAL INTEREST ON ADVANCES BASED ON THE LIBOR RATE 19
      Section 2.08.   INTEREST RATE DETERMINATION AND PROTECTION............. 20
      Section 2.09.   VOLUNTARY INTEREST CONVERSION OF ADVANCES.............. 21
      Section 2.10.   FUNDING LOSSES RELATING TO FIXED RATE ADVANCES......... 21

          ARTICLE III INCREASED COSTS, TAXES, PAYMENTS AND PREPAYMENTS


      Section 3.01.   INCREASED COSTS; CAPITAL ADEQUACY...................... 22
      Section 3.02.   PAYMENTS AND COMPUTATIONS.............................. 23
      Section 3.03.   TAXES.................................................. 23
      Section 3.04.   SHARING OF PAYMENTS, ETC............................... 24
      Section 3.05.   VOLUNTARY PREPAYMENTS.................................. 24
      Section 3.06.   MANDATORY PREPAYMENTS.................................. 24
      Section 3.07.   BANK COLLATERAL AGENT AS BORROWER'S PAYING AGENT....... 25
      Section 3.08.   SUBSTITUTION OF BANK................................... 25

                        ARTICLE IV CONDITIONS OF LENDING


      Section 4.01.   CONDITIONS PRECEDENT TO INITIAL ADVANCES............... 25
      Section 4.02.   CONDITIONS PRECEDENT TO EACH BORROWING (INCLUDING THE
                      INITIAL BORROWING)..................................... 27

                    ARTICLE V REPRESENTATIONS AND WARRANTIES


      Section 5.01.   EXISTENCE.............................................. 28

      Section 5.02.   POWER AND AUTHORIZATION................................ 28
      Section 5.03.   NO CONFLICT OR RESULTANT LIEN.......................... 28
      Section 5.04.   RECEIVABLES............................................ 28
      Section 5.05.   NO CONSENT............................................. 28
      Section 5.06.   BINDING OBLIGATIONS.................................... 28
      Section 5.07.   FINANCIAL CONDITION.................................... 29
      Section 5.08.   LITIGATION............................................. 29
      Section 5.09.   USE OF PROCEEDS; MARGIN STOCK.......................... 29
      Section 5.10.   TAXES; GOVERNMENTAL CHARGES............................ 29
      Section 5.11.   FULL DISCLOSURE........................................ 29
      Section 5.12.   INVESTMENT COMPANY ACT................................. 30
      Section 5.13.   ENVIRONMENTAL MATTERS.................................. 30
      Section 5.14.   CAPITAL STRUCTURE...................................... 30
      Section 5.15.   COMPLIANCE WITH LAW.................................... 30
      Section 5.16.   ERISA.................................................. 30
      Section 5.17.   NO DEFAULT OR EVENT OF DEFAULT......................... 30
      Section 5.18.   PERMITS AND LICENSES................................... 30
      Section 5.19.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES............. 30

                ARTICLE VI AFFIRMATIVE COVENANTS OF THE BORROWER


      Section 6.01.   COMPLIANCE WITH LAWS, ETC.............................. 31
      Section 6.02.   REPORTING AND NOTICE REQUIREMENTS...................... 31
      Section 6.03.   TAXES AND LIENS........................................ 34
      Section 6.04.   MAINTENANCE OF PROPERTY................................ 34
      Section 6.05.   RIGHT OF INSPECTION.................................... 34
      Section 6.06.   PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND
                      CREDIT INSURANCE....................................... 34
      Section 6.07.   FURTHER ASSURANCES..................................... 35

                         ARTICLE VII NEGATIVE COVENANTS


      Section 7.01.   LIENS, ETC............................................. 35
      Section 7.02.   DEBT................................................... 35
      Section 7.03.   RESTRICTED PAYMENTS.................................... 36
      Section 7.04.   MERGERS; CONSOLIDATIONS................................ 36
      Section 7.05.   INVESTMENTS, LOANS, AND ADVANCES....................... 36
      Section 7.06.   SALE OR OTHER DISPOSITION OF ASSETS.................... 36
      Section 7.07.   USE OF PROCEEDS........................................ 36
      Section 7.08.   TRANSACTIONS WITH AFFILIATES........................... 36
      Section 7.09.   OTHER BUSINESS......................................... 37
      Section 7.10.   ISSUANCE OF SHARES..................................... 37
      Section 7.11.   ERISA.................................................. 37
      Section 7.12.   ACQUISITIONS........................................... 38
      Section 7.13.   CERTAIN FINANCIAL TESTS................................ 38
      Section 7.14.   EXTENSION OR AMENDMENT OF RECEIVABLES AND OTHER
                      DOCUMENTS.............................................. 38
      Section 7.15.   LETTER OF GUARANTY..................................... 38

                         ARTICLE VIII EVENTS OF DEFAULT


      Section 8.01.   EVENTS OF DEFAULT...................................... 38

                              ARTICLE IX THE AGENT


      Section 9.01.   AUTHORIZATION AND ACTION............................... 41
      Section 9.02.   AGENT'S RELIANCE, ETC.................................. 42
      Section 9.03.   BANK OF AMERICA AND AFFILIATES......................... 42
      Section 9.04.   BANK CREDIT DECISION................................... 42
      Section 9.05.   INDEMNIFICATION........................................ 43
      Section 9.06.   SUCCESSOR AGENT........................................ 43
      Section 9.07.   AGENT'S RELIANCE....................................... 43
      Section 9.08.   DEFAULTS............................................... 44

                             ARTICLE X MISCELLANEOUS


      Section 10.01.  AMENDMENTS, ETC........................................ 44
      Section 10.02.  NOTICES, ETC........................................... 44
      Section 10.03.  NO WAIVER; REMEDIES.................................... 45
      Section 10.04.  COSTS, EXPENSES AND TAXES.............................. 45
      Section 10.05.  RIGHT OF SET-OFF....................................... 45
      Section 10.06.  BINDING EFFECT......................................... 45
      Section 10.07.  ASSIGNMENTS AND PARTICIPATIONS......................... 45
      Section 10.08.  LIMITATION ON AGREEMENTS............................... 47
      Section 10.09.  SEVERABILITY........................................... 48
      Section 10.10.  GOVERNING LAW.......................................... 48
      Section 10.11.  SUBMISSION TO JURISDICTION; WAIVERS.................... 48
      Section 10.12.  WAIVER OF JURY TRIAL................................... 49
      Section 10.13.  EXECUTION IN COUNTERPARTS.............................. 49
      Section 10.14.  NO INSOLVENCY PETITION AGAINST BORROWER................ 49
      Section 10.15.  INDEMNIFICATION........................................ 49
      Section 10.16.  SERVICING.............................................. 50
      Section 10.17.  FINAL AGREEMENT........................................ 50

                                                                            PAGE

EXHIBITS:                                                                   PAGE

Exhibit A - Form of ALPI Insurance Policy

Exhibit B - Form of Compliance Certificate

Exhibit C - [RESERVED]

Exhibit D - Form of GAP and VSI Insurance Policy

Exhibit E - Form of Notice of Borrowing

Exhibit F - Form of Facility Note

Exhibit G - Form of Opinion of Counsel for the Borrower

Exhibit H - Form of Bank Collateral Agent's Disbursement Statement

                          SECOND AMENDED AND RESTATED
                                CREDIT AGREEMENT


      THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 15, 2000 (as the same may be amended, modified, renewed or extended from time to time, this "AGREEMENT") is made by and among F.I.R.C., Inc., a Delaware corporation (the "BORROWER"), the financial institutions listed on the signature pages hereof and any other financial institution that may hereafter become a party hereto pursuant to the provisions hereof (each individually a "BANK" and collectively, the "BANKS"), and Bank of America, N.A. (in its individual capacity, "BANK OF AMERICA"), as agent for the Banks (in such capacity, the "AGENT").

                                   WITNESSETH:
                                   ----------

      WHEREAS, the Borrower, the Banks, and the Agent desire hereby to amend and restate that certain Amended and Restated Credit Agreement, dated as of October 30, 1996, as amended prior to the date hereof (the "Original Credit Agreement");

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower, the Banks, and the Agent hereby agree as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

      Section 1.01. CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

            "ACTUAL CREDIT LOSSES" means, for any Collection Period, losses of principal under the Receivables after taking into account any Liquidation Proceeds received.

            "ADVANCE" means any advance provided for under Section 2.01 hereof.

            "AFFILIATE" means any Person which, directly or indirectly, controls or is controlled by or is under common control with another Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or by contract or otherwise.

            "AGREED RATE" means, for any Interest Period for each Agreed Rate Advance, a fixed interest rate per annum mutually agreed upon among the Borrower and the Banks.

            "AGREED RATE ADVANCE" means an Advance which bears interest at the interest rate as provided in Section 2.06(c).

            "ALPI INSURANCE" means the policy or policies of insurance covering each of the underlying installment sales contracts, installment notes or other written evidence of any Obligor's obligation arising out of the purchase of a Financed Vehicle held by the Borrower issued by National Union Fire Insurance Company of Pittsburgh, PA in the form attached hereto as EXHIBIT A and the policy of insurance issued by Agricultural Excess and Surplus Insurance Co. issued October 6, 1992 or such other insurance as is satisfactory in form and substance to the Banks.

            "APPLICABLE LENDING OFFICE" means, with respect to each Bank, such Bank's Domestic Lending Office in the case of a Base Rate Advance or an Agreed Rate Advance or such Bank's LIBOR Lending Office in the case of a LIBOR Rate Advance.

            "ANNUAL PERCENTAGE RATE" or "APR" has the meaning set forth in the Purchase Agreement.

            "ASSIGNEE" has the meaning specified in subsection 10.07(a) hereof.

            "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in Section 10.07(a) hereof.

            "AVAILABLE AMOUNT" means, at any time, an amount equal to the excess of (a) the lesser of (i) the Commitments at such time or (ii) the Borrowing Base OVER (b) the aggregate principal amount of all Advances then outstanding.

            "BANK COLLATERAL AGENT" means Wells Fargo Bank Minnesota, National Association (f/k/a to Norwest Bank Minnesota, National Association) and any successor thereto appointed pursuant to Section 19 of the Security Agreement.

            "BANK OF AMERICA" means Bank of America, N.A.

            "BASE RATE" means, for any period, a fluctuating interest rate per annum (rounded upwards to the nearest 1/16 of 1%) as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

                  (a) the Prime Rate, or

                  (b) the Federal Funds Rate plus 1/2 of 1% per annum.

            "BASE RATE ADVANCE" means an Advance which bears interest at the interest rate as provided in Section 2.06(a).

            "BORROWING" means a borrowing consisting of Advances of the same Type made on the same day by the Banks.

            "BORROWING BASE" means, at any time, an amount equal to the lesser of (i) 100% of Eligible Receivables and (ii) the policy life aggregate limit of liability of the ALPI Insurance as it may adjust from time to time.

            "BUSINESS DAY" means a day of the year on which banks are not required or authorized to close in Dallas, Texas and, if the applicable Business Day relates to any LIBOR Rate Advances, on which dealings are carried on in the London interbank market.

            "CAPITAL LEASE" means a lease which should, in accordance with GAAP, be recorded as a capital lease on the balance sheet of the lessee.

            "CLOSING DATE" means the date the Agreement becomes effective in accordance with Article IV.

            "CODE" means the Internal Revenue Code of 1986, as amended from time to time and any successor statute.

            "COLLATERAL" has the meaning set forth in the Security Agreement.

            "COLLATERAL ACCOUNT" means that certain trust account established pursuant to Section 2 of the Security Agreement.

            "COLLECTION PERIOD" means, with respect to any Distribution Date, the calendar month immediately preceding such Distribution Date.

            "COMMITMENT" means, as to any Bank, each Bank's Loan Percentage of $65,000,000, as such amount may be reduced and increased from time to time pursuant to the terms and provisions hereof, and "COMMITMENTS" means, collectively, all Banks' Commitments ; PROVIDED, HOWEVER, that the Commitment of Wells Fargo Bank Texas, National Association shall terminate, and all obligations due to such Bank (including all principal, interest, commitment fees and other amounts) shall be due and payable on December 31, 2000, at which time (upon payment of such obligations) Wells Fargo Bank, National Association shall cease to be a Bank hereunder and the aggregate Commitments hereunder shall be reduced to $50,000,000, subject to reduction as aforesaid; PROVIDED, FURTHER, however that in the event that, after Wells Fargo Bank Texas, National Association is paid in full as aforesaid, the Borrower is able to identify one or more new lenders willing to commit to act as a Bank or Banks hereunder with a Commitment or aggregate Commitments up to $15,000,000 and such new Bank or Banks are acceptable to the Agent in its absolute discretion, such new lenders may join into this Agreement as Banks (without the consent of any other Banks other than the Agent) pursuant to documentation acceptable to the Agent (and the other Banks as provided in SECTION 10.01 if such documentation purports to amend, modify or waive any provision of this Agreement) and the aggregate Commitment shall be increased (but not in excess of $65,000,000) accordingly.

            "COMPLIANCE CERTIFICATE" means a certificate, duly executed by a Responsible Officer, appropriately completed and in substantially the form of EXHIBIT B hereto.

            "CREDIT GUIDELINES" has the meaning set forth in the Purchase Agreement.

            "CREDIT INSURANCE" means the ALPI Insurance, GAP Insurance and VSI Insurance covering the Receivables issued in the name of the Borrower with the Agent named as an additional insured for the ratable benefit of the Banks.

            "CREDIT LOSS PERCENTAGE" means, as of any Determination Date, a fraction (expressed as a percentage) the numerator of which shall be a number equal to Actual Credit Losses for the four (4) immediately preceding Collection Periods TIMES three and the denominator of which shall be the average of the Receivables Portfolio Balance for the four (4) immediately preceding Collection Periods.

            "DEBT" means (without duplication), for any Person, (a) indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services; (b) indebtedness of the kind described in clause (a) of this definition which is secured by (or for which the holder of such Debt has any existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations; (c) all obligations as lessee under any Capital Lease, (d) all contingent liabilities and obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses
      (a) through (c) above, including, without limitation, (i) any endorsement not for collection in the ordinary course of business or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guaranty in respect of any such Debt; (ii) any agreement (A) to purchase, or to advance or supply funds for the payment or purchase of, any such Debt, (B) to purchase, sell, or lease property, products, materials, supplies, transportation, or services, in order to enable such Person to pay any such Debt or to assure the owner thereof against loss regardless of the delivery or nondelivery of the property, products, materials, supplies, transportation, or services, or (C) to make any loan, advance, or capital contribution to, or other investment in, or to otherwise provide funds to or for, such other Person in order to enable such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or similar expense) or to assure a minimum equity, working capital, or other balance sheet condition in respect of any such obligation; and (iii) obligations under surety, appeal, or custom bonds; (e) any obligation of a Person under or in connection with a sale-leaseback or similar arrangement, including, without limitation, any arrangement with any other party providing for the leasing by such Person (as lessee) from such other party of any Property which has been, or is to be, sold or transferred by such Person to such other party or to any other Person to whom funds have been, or are to be, advanced on the security of such Property or rental obligations of such Person and (f) any and all obligations of such Person under any interest rate swap, interest rate cap or other exchange or rate protection agreement now existing or hereafter entered into by such Person and Bank of America or any Affiliate of Bank of America.

            "DEFAULT" means any event which, with the lapse of time or giving of notice, or both, would constitute an Event of Default.

            "DELINQUENT RECEIVABLES" means, at any time, those Receivables on which the stated monthly payment has not been made in full (or within $10.00 thereof) for at least thirty (30) days as reflected on the Servicer's reports delivered pursuant to Section 6.02(g) hereof.

            "DETERMINATION DATE" means the last day of each Collection Period.

            "DISTRIBUTION DATE" means the date on which Distributions are to be made, and which shall be the 20th day of each month, or if such day is not a Business Day, the next following Business Day, commencing with November 20, 2000.

            "DISTRIBUTIONS" means those amounts distributed by the Bank Collateral Agent with respect to the Receivables pursuant to Section 5 of the Security Agreement.

            "DOMESTIC LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" opposite its name on the signature pages hereto, or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

            "EARNINGS BEFORE INTEREST, FEES AND DISTRIBUTIONS" means, for any period, Net Income PLUS (to the extent deducted in arriving at Net Income) any distributions or payments made to the Borrower's shareholders PLUS Loan Interest Expense PLUS Fee Expense.

            "ELIGIBLE RECEIVABLES" means, as at any date of determination thereof, the Principal Balance portion of each Receivable which, as of such determination date, complies with the following requirements:

                  (a) it and the sale of the Financed Vehicle complies with all requirements of applicable federal, state, and local laws, and regulations thereunder, including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations B and Z, the Texas Consumer Credit Code and other state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and other consumer credit laws and equal credit opportunity and disclosure laws;

                  (b) it represents the genuine, legal, valid, and binding
            payment obligation in writing of the Obligor, enforceable by the holder thereof in accordance with its terms;

                  (c) it is not due from the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state;

                  (d) it is secured by a validly perfected first priority
            security interest in the Financed Vehicle in favor of First Investors as secured party;

                  (e) it has not been amended, nor have any of its provisions been waived, other than as allowed under Section 4.02 of the Servicing Agreement;

                  (f) no liens or claims shall have been filed for work, labor, or materials relating to a Financed Vehicle that shall be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by it;

                  (g) it is not currently the subject of any sale, transfer, assignment, or pledge by First Investors or the Borrower to any Person (including Enterprise) other than the Bank Collateral Agent;

                  (h) it has not been originated in, nor is it subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under the Purchase Agreement or the Security Agreement would be unlawful, void or voidable;

                  (i) there is only one executed original of it, which
            throughout the term of this Agreement is in the possession of the Bank Collateral Agent or the Servicer as agent for the Borrower and custodian for the Bank Collateral Agent, the Agent and the Banks;

                  (j) it has been originated in the United States of America, has been fully and properly executed by the parties thereto, is payable in United States dollars, contains customary and enforceable provisions such that the rights and remedies of the holder thereof shall be adequate for realization against the collateral of the benefits of the security and constitutes an "Eligible Loan" as defined in the ALPI Insurance;

                  (k) it has not been satisfied, subordinated, or rescinded, and the Financed Vehicle relating thereto has not been released in whole or in part;

                  (l) no right of rescission, cancellation, setoff, claim,
            counterclaim or defense has been asserted or threatened with respect to it;

                  (m) prior to its sale under the Purchase Agreement, First
            Investors, in accordance with its customary procedures, shall have determined that the Obligor obtained or agreed to obtain physical damage insurance covering the Financed Vehicle;

                  (n) it has an original maturity of not greater than sixty-six
            (66) months;

                  (o) the Confirmation of Insurance with respect to such
            Receivable has not been voided pursuant to Paragraph 18 of the ALPI Insurance;

                  (p) it is not subject to (i) any loss which is not covered by
            Credit Insurance or (ii) any loss which would be covered by Credit Insurance but for which an insurance claim has been outstanding for more than 30 days past the maximum contractual payment date as specified in the applicable Credit Insurance, PROVIDED that, if such claim is subsequently paid, the Receivable shall again constitute an Eligible Receivable;

                  (q) it has been assigned to the Borrower, is subject to the
            Security Agreement and the first priority security interest of the Bank Collateral Agent in the Receivable has been properly perfected;

                  (r) (i) it would constitute an "Eligible Receivable" under the
            Enterprise Agreement (excluding, however, clauses (c), (e), (g),
            (h), (x) and (aa) of the definition of Eligible Receivable as set forth in such agreement) and (ii) conforms to the representations made by FIARC in Section 3.1 of Article III of the Enterprise Agreement.

                  (s) the Principal Balance of such Receivable shall not exceed the lesser of (x) 120% of the Manufacturer's Suggested Retail Price with respect to the subject unused Financed Vehicles or (y) 120% of the retail value of such Financed Vehicles as published in the National Automobile Dealers Association Used Car Guide or the Kelly Blue Book with respect to the subject used or pre-owned Financed Vehicles;

                  (t) it shall not have been the subject of more than two
            extensions of monthly payments with respect thereto during any 12-month period nor shall the total extensions of monthly payments granted over the term of such Receivable exceed a number which is equivalent to one such extension for every 12 months in the stated term of such Receivable;

                  (u) it shall not have been the subject of any extension of a monthly payment unless the Obligor thereon has made the first six consecutive scheduled payments with respect to such Receivable;

                  (v) at the time of origination, the Obligor on which has
            provided, as its most recent billing address, an address located in the United States;

                  (w) which has been created substantially in accordance with, or under standards no less stringent than, the Credit Guidelines;

                  (x) as to which at the time such Receivable first became part of the Collateral, to the best of the Borrower's knowledge, a bona fide down payment has been made;

                  (y) which provides for level monthly payments (PROVIDED that the payment in the first and last month of the Receivable may be minimally different from the level payment) that fully amortize the amount financed by maturity and yield interest at the stated Annual Percentage Rate;

                  (z) which provides for, in the event that such Receivable is prepaid by the Obligor, a prepayment that fully pays the principal balance of such Receivable and any interest accrued through the date of prepayment;

                  (aa) the Obligor of which has not previously defaulted on an automobile installment sales contract or an installment note purchased by First Investors at the time such Receivable becomes a part of the Collateral;

                  (ab) which was originated by an Originator approved by First
            Investors and which Originator is subject to an Originator Agreement providing for bona fide sale of such Receivable in the ordinary course of such Originator's business and which if acquired by First Investors pursuant to a "bulk purchase" from another Originator has been approved by the Bank Collateral Agent, acting upon written instruction of the Agent;

                  (ac) which has a clear right of repossession on the Financed
            Vehicle securing such Receivable;

                  (ad) which has an APR of at least 13.0%;

                  (ae) the Obligor of which is required to make payments to a lockbox under the control of the Processor;

                  (af) as to which neither First Investors, FIARC nor the
            Borrower has done anything at the time such Receivable first became part of the Collateral, to impair the rights of the Bank Collateral Agent therein; and

                  (ag) the Obligor of which does not have any other automotive receivable owing to First Investors which is more than 60 days contractually delinquent from the due date or defaulted at the time such Receivable becomes a part of the Collateral.

            "ENTERPRISE" means Enterprise Funding Corporation, a Delaware corporation.

            "ENTERPRISE AGREEMENT" means that certain Security Agreement dated as of October 22, 1996, by and among FIARC, Enterprise, Wells Fargo Bank Minnesota, National Association (successor to Texas Commerce Bank National Association, as Collateral Agent thereunder), MBIA Insurance Corporation, Bank of America, N.A. (formerly NationsBank, N.A.) and First Investors, and any amendments, modifications, renewals or extensions thereof approved in accordance with Section 7.14 hereof.

            "ENVIRONMENTAL PROTECTION STATUTE" means (a) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C.A. ss. 9601 ET SEQ.), as amended from time to time, and any and all rules and regulations issued or promulgated thereunder ("CERCLA"); (b) the Resource Conservation and Recovery Act (as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C.A. ss. 6901 ET SEQ.), as amended from time to time, and any and all rules and regulations promulgated thereunder ("RCRA"); (c) the Clean Air Act, 42 U.S.C.A. ss. 7401 ET SEQ., as amended from time to time, and any and all rules and regulations promulgated thereunder; (d) the Clean Water Act of 1977, 33 U.S.C.A. ss. 1251 ET SEQ., as amended from time to time, and any and all rules and regulations promulgated thereunder; (e) the Toxic Substances

      Control Act, 15 U.S.C.A. ss. 2601 ET SEQ., as amended from time to time, and any and all rules and regulations promulgated thereunder; or (f) any other federal or state law, statute, rule, or regulation enacted in connection with or relating to the protection or regulation of the environment (including, without limitation, those laws, statutes, rules, and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing, or transporting of Hazardous Materials) and any rules and regulations issued or promulgated in connection with any of the foregoing by any Governmental Authority, and "ENVIRONMENTAL PROTECTION STATUTES" means, collectively, each of the foregoing.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "ERISA AFFILIATE" means any subsidiary or trade or business (whether or not incorporated) which is a member of a group of which the Borrower is a member and which is under common control within the meaning of Section 414 of the Code and the rules and regulations thereunder.

            "ERISA EVENT" means any of the following events: (a) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for the 30-day notice to the Pension Benefit Guaranty Corporation, under such regulations) or an event described in Section 4068(f) of ERISA which may result in a material liability of the Borrower or any ERISA Affiliate,
      (b) the withdrawal of the Borrower or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in
      Section 4001(a)(2) of ERISA or the incurrence of liability by the Borrower or any ERISA Affiliate under Section 4064 of ERISA, (c) the distribution of a notice of intent to terminate a Plan pursuant to Section 4041(a)(2) of ERISA or the treatment of a Plan amendment as a termination under
      Section 4041 of ERISA, (d) the institution of proceedings to terminate a Plan by the Pension Benefit Guaranty Corporation, or (e) any other event or condition which might constitute grounds under ERISA or the Code for the termination of, or the appointment of a trustee to administer, any Plan or for the imposition of a lien on the assets of the Borrower or any ERISA Affiliate in respect of any Plan or Multiemployer Plan which is not corrected within 30 days.

            "EUROCURRENCY LIABILITIES" has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

            "EVENTS OF DEFAULT" has the meaning specified in Section 8.01.

            "FACILITY" means the revolving credit facility created hereunder, and the terms and conditions thereof.

            "FACILITY NOTE" has the meaning specified in Section 2.02(d) hereof and includes any amendments, modifications, renewals or extensions thereof.

            "FEDERAL FUNDS RATE" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

            "FEE EXPENSE" means, for any period, the aggregate amount paid or accrued by the Borrower in respect of the fee due under Section 2.03(a) hereof.

            "FIARC" means First Investors Auto Receivables Corporation, a Delaware corporation.

            "FINANCED VEHICLE" means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

            "FIRST INVESTORS" means First Investors Financial Services, Inc., a Texas corporation.

            "FIS GROUP" means First Investors Financial Services Group, Inc., a Texas corporation.

            "FIXED RATE" means the LIBOR Rate or the Agreed Rate.

            "FIXED RATE ADVANCE" means a LIBOR Rate Advance or an Agreed Rate Advance.

            "FUTURE PLAN" has the meaning specified in Section 6.02(h) hereof.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board.

            "GAP INSURANCE" means the policy or policies of insurance issued by Agricultural Excess and Surplus Insurance Company in the form attached hereto as EXHIBIT D or such other insurance as satisfactory in form and substance to the Banks.

            "GOVERNMENTAL AUTHORITY" means any (domestic or foreign) federal, state, county, municipal, parish, provincial, or other government, or any department, commission, board, court, agency (including, without limitation, the Environmental Protection Agency), or any other instrumentality of any of them or any other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of, or pertaining to, government, including, without limitation, any arbitration panel, any court, or any commission.

            "GOVERNMENTAL REQUIREMENT" means any order, permit, law, statute (including, without limitation, any Environmental Protection Statute), code, ordinance, rule, regulation, certificate, or other direction or requirement of any Governmental Authority.

            "HAZARDOUS MATERIALS" means (a) any "hazardous waste" as defined by RCRA; (b) any "hazardous substance" as defined by CERCLA; (c) asbestos;
      (d) polychlorinated biphenyls; (e)
      any substance the presence of which on any of the Borrower's Properties is prohibited by any Governmental Authority; (f) petroleum, including crude oil and any fraction thereof, natural gas liquids, liquified natural gas, and synthetic gas useable for fuel (or mixtures of natural gas and such synthetic gas); (g) drilling fluids, produced waters and other wastes associated with the exploration, development, or production of crude oil, natural gas, or geothermal energy; and (h) any other substance which, pursuant to any Governmental Requirement, requires special handling in its collection, storage, treatment, or disposal.

            "HIGHEST LAWFUL RATE" means, with respect to each Bank, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received with respect to any Note or on other amounts, if any, due to such Bank pursuant to this Agreement or any other Loan Document under laws applicable to such Bank which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

            "INTEREST PERIOD" means, for each LIBOR Rate Advance or Agreed Rate Advance comprising part of the same Borrowing, the period commencing on the date of such Advance or the date of the conversion of any Advance into such an Advance and ending on the last day of the period selected by the Borrower pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Borrower pursuant to the provisions below. The duration of each such Interest Period shall be (a) in the case of a LIBOR Rate Advance, one, two, or three months, and (b) in the case of an Agreed Rate Advance, 1 to (and including) 30 days, as the Borrower may, upon notice received by the Agent, select in accordance with Section 2.02 or 2.09; PROVIDED, HOWEVER, that:

                  (i) the duration of any Interest Period which commences before the Termination Date and otherwise ends after such date shall end on the Termination Date; and

                  (ii) whenever the last day of any Interest Period would
            otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, PROVIDED that, in the case of a LIBOR Rate Advance or an Agreed Rate Advance based on the LIBOR Rate, if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day.

            "INVESTMENT" of any Person means any investment so classified under GAAP, and, whether or not so classified, includes (a) any direct or indirect loan or advance made by it to any other Person, whether by means of stock purchase, loan, advance or otherwise; (b) any capital contribution to any other Person; and (c) any ownership or similar interest in any other Person.

            "LIBOR LENDING OFFICE" means, with respect to any Bank, the office of such Bank specified as its "LIBOR Lending Office" opposite its name on the signature pages hereto (or, if no such office is specified, its Domestic Lending Office), or such other office of such Bank as such Bank may from time to time specify to the Borrower and the Agent.

            "LIBOR RATE" means, for any Interest Period for each LIBOR Rate Advance, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum) of the rate per annum at which deposits in U.S. dollars are offered to the Agent, or at the Agent's option, an Affiliate of the Agent by prime banks in the London interbank market at 11:00 A M. (London time) three Business Days before the first day of such Interest Period in an amount substantially equal to such LIBOR Rate Advance and for a period equal to such Interest Period.

            "LIBOR RATE ADVANCE" means an Advance which bears interest at the interest rate as provided in Section 2.06(b).

            "LIBOR RATE MARGIN" means l/2 of 1% per annum.

            "LIBOR RATE RESERVE PERCENTAGE" of any Bank for any Interest Period for any LIBOR Rate Advance means the reserve percentage, if any, actually incurred during such Interest Period (or if more than one such percentage shall be incurred, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be incurred) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including eurocurrency liabilities having a term equal to such Interest Period.

            "LIEN" means any claim, mortgage, deed of trust, pledge, security interest, encumbrance, lien, or charge of any kind (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, or any lease in the nature thereof), or the interest of the lessor under any Capital Lease.

            "LIQUIDATED RECEIVABLE" means any Receivable liquidated by the Servicer through sale of the Financed Vehicle or otherwise.

            "LIQUIDATION PROCEEDS" means the monies collected from whatever source, during the respective Collection Period, on a Liquidated Receivable (including, without limitation, all proceeds from any insurance held by the Obligor with respect thereto but excluding any proceeds from the ALPI Insurance, the VSI Insurance and the GAP Insurance).

            "LOAN DOCUMENTS" means this Agreement, the Notes, the Security Agreement, the Pledge Agreement, the Purchase Agreement, the Servicing Agreement, and any document or instrument executed in connection with the foregoing.

            "LOAN INTEREST EXPENSE" means, for any period, the aggregate amount of interest paid or accrued during such period on the Advances (net of any costs or amounts received by the

      Borrower under any interest rate protection agreements with respect thereto in accordance with GAAP).

            "LOAN PERCENTAGE" means as to any Bank that continues to be a party hereto, a fraction (expressed as a percentage) the numerator of which shall be the aggregate original principal amount of such Bank's Commitment and the denominator of which shall be the aggregate amount of all the Commitments then in effect.

            "MAJORITY BANKS" means (a) at any time during the term of this Agreement when Bank of America is the only Bank or when there is only one Bank in addition to Bank of America, all of such Banks and (b) at any time during the term of this Agreement when there are two or more Banks in addition to Bank of America, Banks holding at least 66-2/3% of the aggregate unpaid principal amount of the Notes held by Banks, or, if no such principal amount is then outstanding, Banks having at least 66-2/3% of the Commitments.

            "MARGIN STOCK" shall have the meaning assigned to such term in Regulation G, T, U and X.

            "MATERIAL ADVERSE EFFECT" means any material adverse effect on (a) the financial condition, business, properties or operations of the Borrower or (b) the ability of the Borrower to perform its respective obligations under this Agreement, any Note or any other Loan Document to which it is a party, or under the Purchase Agreement or the Servicing Agreement, on a timely basis.

            "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in
      Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making or accruing or has made or accrued an obligation to make contributions.

            "MULTIPLE EMPLOYER PLAN" means a single employer plan, as defined in
      Section 4001(a)(15) of ERISA, which (i) is maintained for employees of the Borrower or an ERISA Affiliate and at least one entity other than the Borrower or an ERISA Affiliate or (ii) was so maintained and in respect of which the Borrower or an ERISA Affiliate could have liability under
      Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

            "NET INCOME" means, for any period, the net earnings (or loss) after taxes determined on a cash basis.

            "NOTE" or "NOTES" means the Facility Notes.

            "NOTICE OF BORROWING" has the meaning specified in Section 2.02(a).

            "NOTICE OF INTEREST CONVERSION" has the meaning specified in Section 2.09.

            "OBLIGOR" means the purchaser or co-purchasers of a Financed Vehicle or any other Person who owes payments under the Receivables.

            "ORIGINATOR" shall mean a bank, finance company, car rental company or factory authorized dealer or its affiliates which has entered into an Originator Agreement, including, but not limited to, Farragut Financial Corporation, a wholly-owned subsidiary of First Investors.

            "ORIGINATOR AGREEMENT" shall mean the agreement between First Investors and an Originator relating to the purchase of a Receivable resulting from a financed or refinanced loan.

            "OTHER TAXES" has the meaning specified in subsection 3.03(b) hereof

            "PBGC PLAN" means any plan subject to Title IV of ERISA or Section 412 of the Code.

            "PERMITTED DEBT" has the meaning specified in Section 7.02.

            "PERMITTED LIENS" means non-consensual Liens imposed by operation of law including, without limitation, landlord Liens for rent not yet due and payable, and Liens for materialmen, mechanics, warehousemen, carriers, employees, workmen, repairmen, current wages, or accounts payable not yet delinquent and arising in the ordinary course of business; PROVIDED, HOWEVER, that any right to seizure, levy, attachment, sequestration, foreclosure, or garnishment with respect to Property of the Borrower by reason of such Lien has not matured, or has been, and continues to be, effectively enjoined or stayed.

            "PERSON" means an individual, partnership, estate, corporation (including a business trust), association, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

            "PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA, other than a Multiemployer Plan, maintained by the Borrower or any ERISA Affiliate.

            "PLEDGE AGREEMENT" means the Pledge Agreement dated as of November 15, 2000, between First Investors and the Agent, and any amendments, modifications, renewals or extensions thereof.

            "PRIME RATE" means the rate of interest most recently announced publicly by Bank of America, N.A. in Dallas, Texas, from time to time, as its prime rate, which rate shall fluctuate, with each such change to be effective as of the date of such change in such rate; PROVIDED that the prime rate is a reference rate and does not necessarily represent the lowest rate charged to any customer.

            "PRINCIPAL BALANCE" means, at any time and with respect to a Receivable, the outstanding principal balance of the Receivable as shown on the Servicer's reports delivered pursuant to Section 6.02(g) hereof and based on the recalculation of interest by the Servicer under the simple interest method pursuant to Section 2.02(c) of the Servicing Agreement.

            "PROCESSOR" means First Union National Bank or any substitute financial institution maintaining a lockbox into which the proceeds of Receivables are deposited and from which the proceeds thereof are distributed on a daily basis to the Bank Collateral Agent.

            "PROPERTY" means any interest or right in any kind of property or asset, whether real, personal, or mixed, owned or leased, tangible or intangible, and whether now held or hereafter acquired.

            "PURCHASE AGREEMENT" means the Purchase Agreement dated as of October 30, 1996, between the Borrower and First Investors, as the same has been and may be amended, restated, modified, renewed or extended from time to time, including, without limitation, through the Fourth Amendment thereto dated as of November 15, 2000 (subject to Section 7.14 hereof).

            "PURCHASE AMOUNT" means, at any time, the Principal Balance at which the Receivable is carried in the Borrowing Base plus any earned interest thereon. In the event a Receivable is repurchased, the Purchase Amount shall include any out-of-pocket expenses which are reimbursable under the Servicing Agreement.

            "PURCHASED RECEIVABLE" has the meaning set forth in the Security Agreement.

            "RECEIVABLE PORTFOLIO BALANCE" means, for any Collection Period, the aggregate Principal Balance of the Receivables on the Determination Date at the end of such Collection Period.

            "RECEIVABLES" has the meaning set forth in the Purchase Agreement.

            "RECEIVABLES DOCUMENTS" means the Purchase Agreement and the Servicing Agreement.

            "REGISTER" has the meaning specified in subsection 10.07(c) hereof.

            "REGULATION T", "REGULATION U", "REGULATION X" or "REGULATION G, T, U OR X" means Regulation T, U or X, as the case may be, of the Board of Governors of the Federal Reserve System, or any successor or other regulation hereafter promulgated by said Board to replace the prior Regulation T, U or X and having substantially the same function.

            "RESPONSIBLE OFFICER" means and includes the individual who is the president of both the Borrower and First Investors and the individual who is the chief financial officer of the Borrower.

            "REVOLVING LOAN TERMINATION DATE" means November 14, 2001 or the earlier date of termination in whole of the Commitments pursuant to
      Section 2.04 or 8.01.

            "SECURITY AGREEMENT" means the Amended and Restated Collateral Security Agreement dated as of November 15, 2000, among the Borrower, the Agent, the Banks, and the Bank Collateral Agent, as the same may be amended, restated, modified, renewed or extended from time to time.

            "SERVICER" means First Investors Servicing Corporation, a Delaware corporation, each Back-up Servicer and each successor to any thereof as provided in the Servicing Agreement (and shall include, as appropriate, any "Subservicer" acting on behalf of the Servicer or Back-up Servicer in accordance with Section 2.01(g) of the Servicing Agreement).

            "SERVICING AGREEMENT" MEANS THE SERVICING AGREEMENT, DATED AS OF JUNE 25, 1999, AMONG THE BORROWER, THE SERVICER, AND THE BANK COLLATERAL AGENT, IN SUCH CAPACITY AND AS BACK-UP SERVICER, AS THE SAME HAS BEEN AND MAY BE AMENDED, RESTATED, MODIFIED, RENEWED OR EXTENDED FROM TIME TO TIME, INCLUDING, WITHOUT LIMITATION, BY THE FIRST AMENDMENT THERETO DATED AS OF NOVEMBER 15, 2000 (SUBJECT TO SECTION 7.14 HEREOF).

            "SPECIFIED COLLATERAL ACCOUNT BALANCE" shall have the meaning set forth in Section 1 of the Security Agreement.

            "SUBSIDIARY" means any corporation of which any Person, either directly or indirectly, owns at the time more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (whether or not at the time stock of any other class or classes of such corporation shall have, or might have, voting power by reason of the happening of any contingency), and shall include any such corporation which shall become a Subsidiary after the date hereof.

            "TAXES" has the meaning specified in subsection 3.03(a) hereof.

            "TERMINATION DATE" means May 13, 2002 or the earlier date that the Notes Mature pursuant to Section 8.01.

            "TYPE" refers to the determination whether an Advance is a Base Rate Advance, an Agreed Rate Advance, or a LIBOR Rate Advance (or a Borrowing comprised of such Advances).

            "UCC" has the meaning set forth in the Security Agreement.

            "UNINSURED CREDIT LOSSES" means (a) losses on the Receivables which are not covered by Credit Insurance and (b) losses on the Receivables which are covered by Credit Insurance and for which insurance claims have been filed by the Servicer and have been outstanding for more than 30 days past the maximum contractual payment date as specified in the applicable Credit Insurance, PROVIDED that, if such claim is subsequently paid, it shall no longer constitute an Uninsured Credit Loss.

            "VSI INSURANCE" means the policy or policies of insurance underwritten by Agricultural Excess and Surplus Insurance Company in the form attached hereto as EXHIBIT D or such other insurance as is satisfactory in form and substance to the Bank.

      Section 1.02. COMPUTATION OF TIME PERIODS. In this Agreement in the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

      Section 1.03. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 5.07.

                                   ARTICLE II

                        AMOUNTS AND TERMS OF THE ADVANCES

      Section 2.01. THE ADVANCES. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Borrower from time to time on any Business Day during the period from the date hereof until the Revolving Loan Termination Date, in an aggregate amount not to exceed an amount equal to such Bank's Loan Percentage of the Available Amount. Each Borrowing shall consist of Advances of the same Type made on the same day by the Banks ratably according to their respective Loan Percentage of the Available Amount. All Borrowings shall be in an aggregate amount not less than $250,000 or an integral multiple of $10,000 in excess thereof. Within the limits of each Bank's Loan Percentage of the Available Amount, the Borrower may borrow, prepay pursuant to Sections 3.05 and 3.06 and reborrow under this Section 2.01. The principal amount outstanding on the Advances as of the Termination Date shall mature and, together with accrued and unpaid interest thereon, shall be due and payable on the Termination Date.

      Section 2.02. MAKING THE ADVANCES. (a) Each Borrowing shall be made on the Borrower's oral notice, or on written notice in the form attached hereto as EXHIBIT E ("NOTICE OF BORROWING") given by the Borrower to the Agent not later than 11:00 A.M. (Dallas time) (i) on the second Business Day prior to the date of the proposed Borrowing in the case of a LIBOR Rate Advance, (ii) on the Business Day prior to the date of the proposed Borrowing in the case of an Agreed Rate Advance and (iii) on the same Business Day of the proposed Borrowing in the case of a Base Rate Advance. With respect to any oral notice, the Borrower shall promptly thereafter confirm such notice by delivering a Notice of Borrowing. Each Notice of Borrowing shall specify therein the requested (i) date of such Borrowing, (ii) Type of Advances comprising such Borrowing, (iii) aggregate amount of such Borrowing, and (iv) in the case of a Borrowing comprised of LIBOR Rate Advances or Agreed Rate Advances, the initial Interest Period for each such Advance. The Agent shall promptly deliver a copy of each Notice of Borrowing to each Bank and, in the case of any Agreed Rate Borrowing, shall, after conferring with the Borrower and the Banks, and with the consent of all Banks notify the Borrower not later than 2:00 p.m. (Dallas time) on the Business Day prior to the Borrowing, of the Agreed Rate with respect to such Borrowing. Each Bank shall, before 12:00 noon (Dallas time) on the date of such Borrowing, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 10.02, in immediately available funds, such Bank's ratable portion of such Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in
Article IV, the Agent will transfer such funds to or at the direction of the Borrower. Each Notice of Borrowing with respect to LIBOR Rate or Base Rate Advances shall be irrevocable and binding on the Borrower. In no event shall more than five Borrowings be outstanding at any time.

      (b) Unless the Agent shall have received notice from a Bank prior to the date of any Borrowing that such Bank will not make available to the Agent such Bank's Loan Percentage of such Borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such Loan Percentage available to the Agent, such Bank and the Borrower severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount is repaid to the Agent, at (i) in the case of the Borrower, the interest rate applicable at the time to Advances comprising such Borrowing and (ii) in the case of such Bank, the lesser of (A) the Federal Funds Rate or (B) the Highest Lawful Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's Advance as part of such Borrowing for purposes of this Agreement.

      (c) The failure of any Bank to make the Advance to be made by it as part of any Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Advance on the date of such Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Advance to be made by such other Bank on the date of any Borrowing.

      (d) The Borrower shall execute and deliver to the Agent for each Bank to evidence the Advances made by such Bank pursuant to Section 2.01 hereof, a revolving credit note (each such note a "FACILITY NOTE" and more than one Facility Note, the "FACILITY NOTES") in the amount of such Bank's Commitment. Each Note shall be substantially in the form of EXHIBIT F with the blanks appropriately filled, and shall mature on the Termination Date.

      Section 2.03. FEES. (a) The Borrower agrees to pay to the Agent for the account of each Bank a commitment fee on the daily average unused amount of each such Bank's Commitment from the date hereof until the Revolving Loan Termination Date, at the rate of 1/4 of 1% per annum, payable on November 20, 2000 for the period from the Closing Date until such Distribution Date, and thereafter, for each Collection Period on each Distribution Date and continuing until the Revolving Loan Termination Date. The fees payable under this Section 2.03(a) shall be calculated by the Agent on the basis of a 360-day year, for the actual days (including the first day but excluding the last day) occurring in the period for which such fee is payable. Each such determination by the Agent shall be conclusive and binding for all purposes, absent manifest error.

      (b) From time to time, the Borrower shall pay or cause First Investors to pay the Agent an administrative agency fee in accordance with the terms of a letter agreement, dated as of July 31, 1995, between the Agent and First Investors.

      Section 2.04. REDUCTION OF THE COMMITMENTS. The Borrower shall have the right, upon at least three Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the respective Commitments of the Banks, PROVIDED that each partial reduction shall be in the aggregate amount of $1,000,000 or an integral multiple thereafter of $500,000.

      Section 2.05.     [RESERVED]

      Section 2.06. INTEREST. The Borrower shall pay interest on the unpaid principal amount of each Advance made by each Bank from the date of such Advance until such principal amount shall be paid in full, at the times and at the rates per annum set forth below:

      (a) BASE RATE ADVANCES. During such periods as such Advance is a Base Rate Advance, a rate per annum equal at all times to the lesser of (i) the Base Rate in effect from time to time or (ii) the Highest Lawful Rate, payable on each Distribution Date and on the Termination Date, PROVIDED that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the lesser of (i) two percent (2%) per annum above the Base Rate in effect from time to time or (ii) the Highest Lawful Rate.

      (b) LIBOR RATE ADVANCES. During such periods as such Advance is a LIBOR Rate Advance, a rate per annum equal at all times during each Interest Period for such Advance to the lesser of (i) the sum of the LIBOR Rate for such Interest Period for such Advance plus the LIBOR Rate Margin or (ii) the Highest Lawful Rate, payable, together with additional interest due under Section 2.07 hereof, on the last day of such Interest Period and on the Termination Date; PROVIDED that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the lesser of (i) two percent (2%) per annum above the Base Rate in effect from time to time or (ii) the Highest Lawful Rate.

      (c) AGREED RATE ADVANCE. During such periods as such Advance is an Agreed Rate Advance, a rate per annum equal at all times during such Interest Period for such Advance to the lesser of (i) the Agreed Rate for such Interest Period for such Advance or (ii) the Highest Lawful Rate, payable on the last day of such Interest Period and on the Termination Date; PROVIDED that any amount of principal which is not paid when due (whether at stated maturity, by acceleration or otherwise) shall bear interest, from the date on which such amount is due until such amount is paid in full, payable on demand, at a rate per annum equal at all times to the lesser of (i) two percent (2%) above the Base Rate in effect from time to time or (ii) the Highest Lawful Rate.

      (d) INTEREST COMPUTATION. Computations of interest pursuant to this
Article II shall be made by the Agent with respect to Base Rate Advances or Agreed Rate Advances based on the Prime Rate, on the basis of a year of 365 or 366 days, as the case may be, and with respect to Advances of any other type (including Base Rate Advances based on the Federal Funds Rate), on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

      Section 2.07. ADDITIONAL INTEREST ON ADVANCES BASED ON THE LIBOR RATE. Subject to Section 10.08 hereof, the Borrower shall pay to each Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Advance of such Bank during such periods as such Advance is a LIBOR Rate Advance or an Agreed Rate Advance based on the LIBOR Rate, from the date of such Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the LIBOR Rate for such Interest Period for such Advance from
(ii) the rate obtained by dividing such LIBOR Rate by a percentage equal to 100% minus the LIBOR Rate Reserve Percentage of such Bank actually incurred for such Interest Period, payable on each date on which interest is payable on such Advance pursuant to Section 2.06 hereof. A certificate as to amounts required to be paid under this Section 2.07 submitted to the Borrower and the Agent by such Bank and setting forth in reasonable detail the amount or amounts to be paid to it hereunder shall be conclusive absent manifest error.

      Section 2.08. INTEREST RATE DETERMINATION AND PROTECTION. (a) The rate of interest for (i) each LIBOR Rate Advance specified in a Notice of Borrowing or a Notice of Interest Conversion, shall be determined by the Agent two (2) Business Days before the first day of the Interest Period applicable for such Advance and (ii) for each Agreed Rate Advance specified in a Notice of Borrowing or a Notice of Interest Conversion shall be determined by the Agent, the Banks and the Borrower as set forth in
Section 2.02(a) hereof. The Agent shall give prompt notice to the Borrower and the Banks of the applicable interest rate determined by the Agent for purposes of Section 2.06(a), (b) or (c) hereof, and each such determination by the Agent shall be conclusive, absent manifest error.

      (b) If, with respect to any LIBOR Rate Advances, the Majority Banks notify the Agent that the LIBOR Rate for any Interest Period for such Advances will not adequately reflect the cost to such Majority Banks of making, funding or maintaining their respective LIBOR Rate Advances for such Interest Period, the Agent shall forthwith so notify the Borrower and the Banks, whereupon

                  (i) each LIBOR Rate Advance which has been effected will
            automatically, on the last day of the then existing Interest Period therefor, convert into a Base Rate Advance, and

                  (ii) the obligation of the Banks to make, or to convert
            Advances into, LIBOR Rate Advances shall be suspended until the Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist.

      (c) If the Borrower shall fail to deliver to the Agent a Notice of Interest Conversion in accordance with Section 2.09 hereof, to select the duration of any Interest Period for the principal amount outstanding under any LIBOR Rate Advance or Agreed Rate Advance prior to the last day of the Interest Period applicable to such Advance, the Agent will forthwith so notify the Borrower and the Banks and such Advances will automatically, on the last day of the then existing Interest Period therefor, convert into Base Rate Advances.

      (d) Notwithstanding any other provision of this Agreement, if any Bank shall notify the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for any Bank or its LIBOR Lending Office to perform its obligations hereunder to make LIBOR Rate Advances or Agreed Rate Advances based on the LIBOR Rate or to fund or maintain LIBOR Rate Advances or Agreed Rate Advances based on the LIBOR Rate hereunder,
(i) the obligation of the Banks to make, or to convert Advances into, LIBOR Rate Advances or Agreed Rate Advances based on the LIBOR Rate shall be suspended until the Agent shall notify the Borrower and the Banks that the circumstances causing such suspension no longer exist and (ii) the Borrower shall forthwith prepay in full all LIBOR Rate Advances or Agreed Rate Advances based on the LIBOR Rate of all Banks then outstanding, together with interest accrued thereon, unless the Borrower, within three Business Days of notice from the Agent, converts all LIBOR Rate Advances or Agreed Rate Advances based on the LIBOR Rate of all Banks then outstanding into Base Rate Advances in accordance with Section 2.09.

      Section 2.09. VOLUNTARY INTEREST CONVERSION OF ADVANCES. The Borrower may on any Business Day, upon the Borrower's oral or written notice ("NOTICE OF INTEREST CONVERSION") given by the Borrower to the Agent not later than 11:00 A
M. (Dallas time) on the second Business Day prior to the date of the proposed interest conversion in the case of LIBOR Rate or Agreed Rate Advances, (i) convert all Advances of one Type into Advances of another Type, (ii) convert all LIBOR Rate Advances for a specified Interest Period into LIBOR Rate Advances for a different Interest Period or (iii) convert all Agreed Rate Advances for a specified Interest Period into Agreed Rate Advances for a different Interest Period; PROVIDED, HOWEVER, with respect to any oral Notice of Interest Conversion, the Borrower shall promptly confirm such notice in writing; PROVIDED FURTHER that, any conversion of any LIBOR Rate Advances into LIBOR Rate Advances for a different Interest Period, or into Base Rate Advances, or of Agreed Rate Advances into Agreed Rate Advances for a different Interest Period, or into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such LIBOR Rate Advances or Agreed Rate Advances, as the case may be; PROVIDED FURTHER that no conversion into a LIBOR Rate Advance or an Agreed Rate Advance will be permitted if at the time of receipt by the Agent of the Notice of Interest Conversion, a Default or Event of Default shall have occurred and be continuing. Each such Notice of Interest Conversion shall specify therein the requested (i) date of such interest conversion, (ii) the Advances to be converted, and (iii) if such interest conversion is into Advances constituting LIBOR Rate Advances or Agreed Rate Advances, as the case may be, the duration of the Interest Period for each such Advance. The Agent shall promptly deliver a copy of each Notice of Interest Conversion to each Bank. Each Notice of Interest Conversion shall be irrevocable and binding on the Borrower. In no event shall more than five (5) Interest Periods be in effect at any time with respect to LIBOR Rate Advances.

      Section 2.10. FUNDING LOSSES RELATING TO FIXED RATE ADVANCES. (a) If any payment of principal of, or interest conversion of, any Fixed Rate Advance is made other than on the last day of an Interest Period relating to such Advance, as a result of a payment or conversion pursuant to Section 2.08 or Section 2.09, or acceleration of the maturity of any Note in accordance with the terms hereof, or for any other reason, the Borrower shall, upon demand by the Agent or any Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs, or expenses which it may reasonably incur as a result of such payment or interest conversion, including, without limitation, any loss, cost, or expense incurred by reason of the liquidation or reemployment of the amounts so prepaid or of deposits or other funds acquired by such Bank to fund or maintain such Advance, as determined in accordance with Section 2.10(c).

      (b) In the case of any Borrowing, the Borrower shall indemnify each Bank against any loss, cost, or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in a Notice of Borrowing the applicable conditions set forth in Article IV, including, without limitation, any loss, cost, or expense incurred by reason of the liquidation or reemployment of the amounts so prepaid or of deposits or other funds acquired by such Bank to fund the Advance to be made by such Bank as part of such Borrowing when such Advance, as a result of such failure, is not made on such date, as determined in accordance with Section 2.10(c).

      (c) The losses, costs and expenses reasonably incurred by any Bank and covered under Sections 2.10(a) and (b) hereof shall include, without limitation, an amount equal to the excess, if any, as reasonably determined by each Bank of
(i) its cost of obtaining the funds for the Advance being paid, prepaid or converted or not borrowed (based on the Fixed Rate applicable thereto) for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Advance (or, in the case of a failure to borrow, the Interest Period for the Advance which would have commenced on the date of such failure to borrow) over (ii) the amount of interest (as determined by the Bank in its sole judgment) that would be realized by such Bank in reemploying the funds so paid, prepaid or converted or not borrowed for such period or Interest Period, as the case may be, PROVIDED that each Bank will use its best efforts to reemploy such funds in investments of similar quality.

      (d) Any Bank demanding payment under this Section 2.10 shall deliver to the Borrower and the Agent a statement reasonably setting forth the amount and manner of determining such loss, cost, or expense, which statement shall be conclusive and binding for all purposes, absent manifest error. Any demand for compensation pursuant to this Section 2.10 must be made on or before 90 days after a Bank incurs the expense, cost or economic loss referred to or such Bank shall be deemed to have waived the right to such compensation.


                                   ARTICLE III

                INCREASED COSTS, TAXES, PAYMENTS AND PREPAYMENTS

      Section 3.01. INCREASED COSTS; CAPITAL ADEQUACY. (a) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of LIBOR Rate Advances or Agreed Rate Advances based on the LIBOR Rate, included in the LIBOR Rate Reserve Percentage) in or in the interpretation of any law or regulation or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining Fixed Rate Advances, then the Borrower shall from time to time, upon demand by such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost.

      (b) If any Bank determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's Commitments to lend hereunder and other commitments of this type, then, upon demand by such Bank (with a copy of such demand to the Agent), the Borrower shall immediately pay to the Agent for the account of such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank or such corporation in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's Commitment to lend hereunder.

      (c) A certificate as to amounts required to be paid under this Section
3.01 submitted to the Borrower and the Agent by such Bank and setting forth in reasonable detail the amount or amounts to be paid to it hereunder shall be conclusive and binding for all purposes, absent manifest error.

      Section 3.02. PAYMENTS AND COMPUTATIONS. (a) The Borrower shall make each payment hereunder and under the Notes not later than 11:00 a.m. (Dallas time) on the day when due in U.S. dollars to the Agent at its address referred to in
Section 10.02 in immediately available funds (each such payment received after such time on such due date to be deemed to have been made on the next succeeding Business Day). The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees (to the extent received by the Agent) ratably to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank (to the extent received by the Agent) to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement; PROVIDED, HOWEVER, that, if the Banks have not been notified in writing prior to December 31, 2000 by the Borrower or the Agent of a Default or Event of Default, then the payments of amounts due on December 31, 2000 to Wells Fargo Bank Texas, National Association as provided in the first proviso to the definition of "Commitment" hereunder shall be for such Bank's own account and shall not be paid ratably to any other Bank.

      (b) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; PROVIDED HOWEVER, if such extension would cause payment of interest on or principal of LIBOR Rate Advances or Agreed Rate Advances based on the LIBOR Rate to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

      (c) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Banks hereunder that the Borrower will not make such payment in full, the Agent may assume that the Borrower has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Borrower shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the lesser of (i) the Federal Funds Rate or (ii) the Highest Lawful Rate.

      Section 3.03. TAXES. (a) Any and all payments by the Borrower hereunder or under the Notes shall be made, in accordance with Section 3.02, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or the Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder or under any Note to any Bank or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.03) such Bank or the Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

      (b) In addition, the Borrower agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or under the Notes or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Notes (hereinafter referred to as "OTHER TAXES").

      (c) The Borrower will indemnify each Bank and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 3.03) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Amounts payable pursuant to this indemnification shall be paid within thirty (30) days from the date such Bank or the Agent (as the case may be) makes written demand therefor.

      (d) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.03 shall survive the payment in full of principal and interest hereunder and under the Notes.

      Section 3.04. SHARING OF PAYMENTS, ETC.. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Advance made by it (other than pursuant to Sections 2.07, 2.10, 3.01 or 3.03) in excess of its ratable share of payments on account of the Advances, such Bank shall forthwith purchase from the other Banks such participations in the Advances made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them, PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Borrower agrees that any Bank so purchasing a participation from another Bank pursuant to this
Section 3.04 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Borrower in the amount of such participation; and PROVIDED, FURTHER, that, if the Banks have not been notified in writing prior to December 31, 2000 by the Borrower or the Agent of a Default or Event of Default, then the payments of amounts due on December 31, 2000 to Wells Fargo Bank Texas, National Association as provided in the first proviso to the definition of "Commitment" hereunder shall be for such Bank's own account and shall not be paid ratably to any other Bank.

      Section 3.05. VOLUNTARY PREPAYMENTS. The Borrower may at any time and from time to time, prepay an Advance, in whole or in part, (a) in the case of a LIBOR Rate Advance or an Agreed Rate Advance, upon at least two Business Days' written notice, provided that in the event Borrower prepays Fixed Rate Advances in whole or in part on a day which is not the last day of the Interest Period applicable thereto, the provisions of Section 2.10 shall apply and (b) in the case of a Base Rate Advance, upon same Business Day written notice; PROVIDED, HOWEVER, that all such prepayments shall be made together with accrued interest to the date of such prepayment on the principal amount prepaid without premium or penalty thereon. Each notice of prepayment shall specify the prepayment date and the principal amount of each Advance(s) (or portion thereof) to be prepaid, and shall be irrevocable and the payment amount specified in such notice shall be due and payable on the prepayment date described in such notice, together with accrued and unpaid interest on the amount prepaid. Partial prepayments with respect to any Advance shall be in an aggregate principal amount of $500,000 or greater integral multiples of $10,000.

      Section 3.06. MANDATORY PREPAYMENTS. (a) If at any time the aggregate outstanding principal balance of the Advances exceeds an amount equal to the lesser of the Borrowing Base or the Commitments at such time, then the Borrower shall immediately pay to the Agent for the ratable account of the Banks the amount of such excess, together with accrued and unpaid interest thereon.

      (b) Promptly after the receipt thereof, the Borrower will pay to the Agent 100% of the proceeds received by the Borrower from any transfer or assignment of Receivables to First Investors under the Purchase Agreement, and upon receipt thereof the Agent shall cause the Bank Collateral Agent to release the lien covering such collateral created in its favor pursuant to the Security Agreement.

      (c) Promptly after the receipt thereof, the Borrower will pay to the Agent, for the ratable benefit of the Banks, 100% of the net proceeds received by the Borrower from any transfer or assignment of any Property other than Receivables to the extent that such net proceeds exceeds $1,000,000 during any calendar year.

      Section 3.07. BANK COLLATERAL AGENT AS BORROWER'S PAYING AGENT. The Agent and the Banks acknowledge that the Borrower has appointed the Bank Collateral Agent as its paying agent under the Security Agreement and that all payments required to be made by the Borrower under Sections 2.03, 2.06 or 2.07 or Article III or any other section hereof shall be deemed to have been made by the Borrower if such payments are made by the Bank Collateral Agent.

      Section 3.08. SUBSTITUTION OF BANK. In the event the Borrower is required to pay any material amounts to any Bank pursuant to Section 2.10, Section 3.01(a) or (b), or Section 3.03 hereof, the Borrower may give at least forty-five (45) days prior notice to such Bank (with copies to the Agent) that it wishes to seek one or more Assignees (which may be one or more of the Banks) to assume the Commitments of such Bank and to purchase its outstanding Advances and Notes and the Agent will use its best efforts to assist Borrower in obtaining an Assignee, PROVIDED, HOWEVER, that if more than one Bank requests that Borrower pay substantially and proportionately equal additional amounts under any such sections and Borrower elects to seek an Assignee(s) to assume the Commitments of any one of such affected Banks, Borrower must seek Assignee(s) to assume the Commitments of all of such affected Banks. Each Bank requesting compensation pursuant to Section 2.10, Section 3.01, or Section 3.03 hereof agrees to sell its Commitments, Advances, Notes and interest in this Agreement in accordance with Section 10.07 to any such Assignee for an amount equal to the sum of the outstanding unpaid principal of and accrued interest on such Advances and Notes PLUS all other fees and amounts (including, without limitation, any compensation claimed by such Bank under any such sections) due such Bank hereunder calculated, in each case, to the date such Commitments, Advances, Notes and interest are purchased. Upon such sale or prepayment, said Bank shall have no further Commitment or other obligation to Borrower hereunder or under any Note.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

      Section 4.01. CONDITIONS PRECEDENT TO INITIAL ADVANCES. The obligation of each Bank to make its initial Advance is subject to the condition precedent that the Agent shall have received on or before the day of the initial Borrowing the following, each dated such day, in form and substance satisfactory to the Agent and (except for the Notes) in sufficient copies for each Bank:

      (a) The Notes, duly executed by the Borrower and payable to the order of each Bank.

      (b) This Agreement, duly executed by the Borrower.

      (c) The Security Agreement, duly executed by the Borrower, the Agent, the Banks and the Bank Collateral Agent.

      (d) The Pledge Agreement, duly executed by First Investors and the Agent.

      (e) A copy of the Servicing Agreement, in form and substance acceptable to the Agent and duly executed by the Borrower and the Servicer.

      (f) A copy of the Purchase Agreement, duly executed by the parties thereto.

      (g) A certificate of the Secretary of each of the Borrower and First Investors, certifying (1) the names and true signatures of its officers authorized to sign each Loan Document and Receivables Document to which it is a party and the notices and other documents to be delivered by it pursuant to any such Loan Document or Receivables Document; (2) its By-laws and Articles or Certificate of Incorporation as in effect on the date of such certification; and
(3) the resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance by it of each Loan Document and Receivables Document to which it is a party, the notices and other documents to be delivered by it pursuant to any such Loan Document or Receivables Document, and the transactions contemplated thereunder.

      (h) Certificates of appropriate officials as to the existence and good standing of (i) the Borrower in its jurisdiction of incorporation and any and all other jurisdictions where the Property owned or the business transacted by the Borrower requires the Borrower to be qualified therein and where the failure to be so qualified would have a Material Adverse Effect and (ii) each of FIARC and First Investors in its jurisdiction of incorporation.

      (i) A favorable opinion of Buck, Keenan & Owens, L.L.P., counsel for the Borrower, FIARC and First Investors, substantially in the form of EXHIBIT G hereto and as to such other matters as any Bank through the Agent may reasonably request.

      (j) Acknowledgment copies of proper Financing Statements (Form UCC-1), duly filed on or before the Closing Date, naming the Borrower as the debtor and the Bank Collateral Agent as the secured party, or other, similar instruments or documents, as may be necessary or, in the opinion of the Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Agent's and the Banks' security interests in all Receivables and related security and the Collateral Account in which an interest may be assigned under the Security Agreement.

      (k) Certified copies of Requests for Information or Copies (Form UCC-11) (or a similar search report certified by a party acceptable to the Agent), dated on or before the Closing Date, listing all effective financing statements which name the Borrower, FIARC or First Investors (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which filings were made pursuant to subsection (o) of this Section 4.01, together with copies of such financing statements.

      (l) The ALPI Insurance, the GAP Insurance, and the VSI Insurance are in form and substance satisfactory to the Agent and the Agent shall have been named as an additional insured with respect thereto.

      (m) A copy of each of the Enterprise Agreement and the other documents contemplated thereby, duly executed and delivered by the parties thereto, in form and substance satisfactory to the Banks.

      (n) There shall not have occurred a material adverse change since April 30, 2000 in the business, assets, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or in the facts and information regarding such entities as represented to date.

      (o) The absence of any action, suit, investigation or proceeding pending in any court or before any arbitrator or governmental authority that purports to affect any transaction contemplated hereby, or that could have a material adverse effect on the Borrower or its Subsidiaries or any transaction contemplated hereby or on the ability of the Borrower and its Subsidiaries to perform their obligations under the documents to be executed in connection with the Facility.

      (p) The absence of any material disruption of or a material adverse change in conditions in the financial, banking or capital markets which the Agent and Banc of America Securities LLC, in their sole discretion, deem material in connection with the syndication of the Facility.

      (q) Except as otherwise disclosed and consented to by the Banks, the Borrower and its Subsidiaries shall be in compliance with all existing material financial obligations.

      (r) Payment of compensation due to the Banks, the Agent, and Banc of America Securities LLC.

      (s) Such other documents and instruments with respect to the transactions contemplated hereby as the Agent may reasonably request.

      Section 4.02. CONDITIONS PRECEDENT TO EACH BORROWING (INCLUDING THE INITIAL BORROWING). The obligation of each Bank to make an Advance on the occasion of each Borrowing (including the initial Borrowing) shall be subject to the further conditions precedent that on the date of such Borrowing:

      (a) the Agent shall have received a Notice of Borrowing in accordance with the terms of this Agreement;

      (b) Credit Insurance is in full force and effect for all Receivables and for the Receivables to be purchased with the proceeds of the Advance, and the Agent shall not have received a notice of cancellation of the Credit Insurance from any of the providers thereof;

      (c) both before and after giving effect to the Borrowing, the aggregate amount of outstanding Advances shall not exceed an amount equal to the lesser of the Borrowing Base or the Commitments at such time;

      (d) no Default or Event of Default shall exist hereunder; and

      (e) the Agent shall have received such other approvals, information, opinions or documents as any Bank through the Agent may reasonably request.



                                    ARTICLE V

                         REPRESENTATIONS AND WARRANTIES

      In order to induce the Banks to enter into this Agreement, the Borrower represents and warrants to the Banks (which representations and warranties will survive the delivery of any Note and the making of any Advance) that:

      Section 5.01. EXISTENCE. The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of Delaware and is duly qualified or licensed to do business in all jurisdictions where the Property owned or the business transacted by it makes such qualification necessary and where the failure to be so qualified would have a Material Adverse Effect.

      Section 5.02. POWER AND AUTHORIZATION. The Borrower is duly authorized and empowered to execute, deliver, and perform its obligations under each Loan Document and the Receivables Documents, and all corporate or other action on the Borrower's part requisite for the due execution, delivery, and performance of each Loan Document and the Receivables Documents, has been duly and effectively taken. The Borrower is duly authorized and empowered to borrow under this Agreement and all corporate action on the Borrower's part requisite for borrowing by the Borrower hereunder has been duly and effectively taken.

      Section 5.03. NO CONFLICT OR RESULTANT LIEN. The execution, delivery, and performance by the Borrower of each Loan Document and the Receivables Documents, the Borrowings hereunder by the Borrower as contemplated herein, and the effectuation of the transactions contemplated by any Loan Document and the Receivables Documents, do not and will not violate any provision of, or result in a default under, the Borrower's Certificate of Incorporation or other charter documents or By-laws or any material agreement to which the Borrower is a party, or Governmental Requirement to which the Borrower is subject, or result in the creation or imposition of any Lien upon any Property of the Borrower, and no transaction contemplated by the Receivables Documents requires compliance with any bulk sales act or similar law. No Default or Event of Default has occurred and is continuing.

      Section 5.04. RECEIVABLES. The transfer and assignment contemplated under the Purchase Agreement constitutes a sale of the Receivables from First Investors to the Borrower and the beneficial interest in and title to the Receivables shall not be part of the debtor's estate in the event of the filing of a bankruptcy petition by or against First Investors under any bankruptcy law. Immediately prior to the transfer and assignment contemplated under the Purchase Agreement, First Investors had good and marketable title to each Receivable free and clear of all Liens, encumbrances, security interests, and rights of others and, immediately upon the transfer thereof, the Borrower shall have good and marketable title to each Receivable, free and clear of all Liens, encumbrances, security interests, and rights of others; and the transfer has been perfected under the UCC.

      Section 5.05. NO CONSENT. No authorization or approval or other action by, and no notice to or filing with, any Person or any Governmental Authority is required for the due execution, delivery, and performance by the Borrower of this Agreement or any other Loan Document or the Receivables Documents, the Borrowings hereunder as contemplated herein, or the effectuation of the transactions contemplated under any Loan Document or Receivables Document.

      Section 5.06. BINDING OBLIGATIONS. Each Loan Document and Receivable Document constitutes the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its respective terms, except as such enforceability may be (a) limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditor's rights generally, and (b) subject to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding at equity or at law).

      Section 5.07. FINANCIAL CONDITION. The certified consolidated audited balance sheet of FIS Group and its Subsidiaries as at April 30, 2000, and the related certified consolidated statements of income and stockholder's equity and cash flow statements of FIS Group and its Subsidiaries for the Borrower's annual fiscal period ending April 30, 2000 and the unaudited consolidated balance sheet of FIS Group and its Subsidiaries as at July 31, 2000 and the related unaudited consolidated statements of income and changes in stockholders' equity and cash flow statements for the fiscal quarter then ended, certified by an officer of FIS Group, copies of which have been furnished to each Bank, have been prepared in accordance with GAAP and in accordance with FIS Group's and each Subsidiary's accounting practices consistently applied, and certified by a Responsible Officer as presenting fairly the consolidated financial condition of FIS Group and its Subsidiaries as at such date and the results of the operations of FIS Group and its Subsidiaries for the period ended on such date, all in accordance with GAAP, and that, in the case of FIS Group and its Subsidiaries on a consolidated basis, since April 30, 2000, and in the case of the Borrower, since April 30, 2000, there has been no material adverse change in its financial condition, business, Properties or operations. The Borrower has no obligations, liabilities, or Debts (including, without limitation, contingent and indirect liabilities and obligations) except for Permitted Debt.

      Section 5.08. LITIGATION. There are no actions, suits, or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower, FIARC or First Investors, or the Properties of the Borrower, FIARC or First Investors, which could, individually or in the aggregate, reasonably be determined to have a Material Adverse Effect.

      Section 5.09. USE OF PROCEEDS; MARGIN STOCK. The proceeds of each Advance will be used by the Borrower to purchase Receivables from First Investors. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying Margin Stock, and no proceeds of any Advance will be used
(A) to purchase or carry any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any Margin Stock; (B) to reduce or retire any Debt which was originally incurred to purchase or carry any such Margin Stock;
(C) for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation T, U or X; or (D) to acquire any security of any Person who is subject to Sections 13 and 14 of the Securities Exchange Act. Neither the Borrower, nor any Person acting on behalf of the Borrower, has taken or will take any action which might cause any Loan Document or Receivables Document to violate Regulation T, U or X or any other regulation of the Board of Governors of the Federal Reserve System.

      Section 5.10. TAXES; GOVERNMENTAL CHARGES. The Borrower has filed or caused to be filed all federal, state, and foreign income tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by it to the extent that such taxes have become due.

      Section 5.11. FULL DISCLOSURE. All information heretofore or contemporaneously furnished by or on behalf of the Borrower or First Investors in writing to the Agent or any Bank for purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all other such information hereafter furnished by or on behalf of the Borrower or First Investors in writing to the Agent or any Bank will be, (i) true and accurate in all material respects on the date as of which such information is dated or certified and (ii) not incomplete by omitting to state any material fact necessary to make such information not misleading in light of the circumstances under which such information was provided. There is no fact known to the Borrower or First Investors which is reasonably likely to have a Material Adverse Effect, which has not been disclosed herein or in such other written documents, information or certificates furnished to the Agent and the Banks for use in connection with the transactions contemplated hereby.

      Section 5.12. INVESTMENT COMPANY ACT. Neither First Investors nor the Borrower is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

      Section 5.13. ENVIRONMENTAL MATTERS. Each of the Borrower and First Investors is in compliance with all Environmental Protection Statutes.

      Section 5.14. CAPITAL STRUCTURE. The Borrower has no Subsidiaries. All of the issued and outstanding shares of capital stock of the Borrower are fully paid and nonassessable and are owned beneficially and of record by First Investors. The Borrower has not granted or issued, or agreed to grant or issue, any options, warrants or similar rights to any Person to acquire any shares of, or other securities convertible into, the Borrower's capital stock.

      Section 5.15. COMPLIANCE WITH LAW. The business and operations of the Borrower as conducted at all times have been and are in compliance in all material respects with all applicable Governmental Requirements.

      Section 5.16. ERISA. Neither the Borrower nor any ERISA Affiliate has ever established, maintained, contributed to or been obligated to contribute to, and neither the Borrower nor any ERISA

Affiliate has any liability or obligation with respect to any PBGC Plan, Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor any ERISA Affiliate has any present intention to establish a PBGC Plan, a Multiemployer Plan or a Multiple Employer Plan. Neither the Borrower nor any ERISA Affiliate has ever established, maintained, contributed to or been obligated to contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees (other than as required by Section 601 of ERISA). The Borrower and any ERISA Affiliate are in compliance in all material respects with all applicable provisions of ERISA and the Code with respect to each Plan, including the fiduciary provisions thereof, and each Plan is, and has been, maintained in compliance with ERISA and, where applicable, the Code. Full payment when due has been made of all amounts which the Borrower or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof.

      Section 5.17. NO DEFAULT OR EVENT OF DEFAULT. No event has occurred or is continuing which constitutes a Default or Event of Default hereunder.

      Section 5.18. PERMITS AND LICENSES. All material permits, licenses and other governmental authorizations necessary for the Borrower to carry on its business have been obtained and are in full force and effect and the Borrower is not in material breach of the foregoing. The Borrower owns or possesses adequate licenses or other valid rights to use United States trademarks, trade names, service marks, copyrights, patents and applications therefore which are material to the conduct of the business, operations or financial condition of the Borrower.

      Section 5.19. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Borrower in each Loan Document and the Receivables Documents shall survive the delivery of the Notes and the making of any Advance, and shall continue after the repayment of the Notes and the termination of the Commitments, and any investigation at any time made by or on behalf of the Agent or any Bank shall not diminish any Bank's right to rely thereon.


                                   ARTICLE VI

                      AFFIRMATIVE COVENANTS OF THE BORROWER

      So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, the Borrower agrees, unless the Majority Banks shall otherwise consent in writing, as follows:

      Section 6.01. COMPLIANCE WITH LAWS, ETC. The Borrower will comply in all material respects with all applicable laws (including, without limitation, all Environmental Protection Statutes), rules, regulations and orders of any Governmental Authority.

      Section 6.02. REPORTING AND NOTICE REQUIREMENTS. The Borrower will furnish or cause to be furnished to the Agent for delivery to the Banks:

            (a) QUARTERLY FINANCIAL STATEMENTS. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of FIS Group (including the last quarter), consolidating balance sheets of FIS Group and its Subsidiaries as of the end of such quarter and consolidating statements of income and stockholder's equity and cash flow statements of FIS Group and its Subsidiaries for the period commencing at the end of the previous fiscal year of FIS Group and ending with the end of such fiscal quarter, setting forth in each case in comparative form corresponding consolidating figures for the corresponding period in the immediately preceding fiscal year of FIS Group, all in reasonable detail and certified by a Responsible Officer as presenting fairly the consolidating and consolidated financial position of FIS Group and its Subsidiaries as of the date indicated and the results of their operations for the period indicated in conformity with GAAP, consistently applied, subject to changes resulting from year-end adjustments.

            (b) ANNUAL FINANCIAL STATEMENTS. As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of FIS Group, audited consolidated statements of income and stockholder's equity and cash flow statements of FIS Group and its Subsidiaries for such fiscal year, and audited consolidated balance sheets of FIS Group and its Subsidiaries as of the end of such fiscal year, setting forth in each case in comparative form corresponding consolidated figures from the immediately preceding audit, together with unaudited consolidating schedules to such financial statements, all in reasonable detail and satisfactory in form, substance, and scope to the Agent, together with the unqualified opinion of Arthur Andersen & Co. or such other independent certified public accountants of recognized national standing as are selected by FIS Group and satisfactory to the Agent, stating that such financial statements fairly present the consolidated financial position of FIS Group and its Subsidiaries as of the date indicated and the consolidated results of their operations and changes in financial position for the period indicated in conformity with GAAP, consistently applied (except for such inconsistencies which may be disclosed in such report), and that the audit by such accountants in connection with such consolidated financial statements has been made in accordance with GAAP.

            (c) NOTICE OF DEFAULT. Immediately after any officer of the Borrower knows or has reason to know that any Default or Event of Default has occurred, a written statement of such officer of the Borrower setting forth the details of such Default or Event of Default and the action which the Borrower has taken or proposes to take with respect thereto.

            (d) NOTICE OF LITIGATION. Promptly after any officer of the Borrower obtaining knowledge of the commencement thereof, notice of any litigation, legal, administrative, or arbitral proceeding, investigation, or other action of any nature against FIS Group or the Borrower which could reasonably be expected to have a Material Adverse Effect, and upon request by the Agent or any Bank, details regarding such litigation which are satisfactory to the Agent or such Bank.

            (e) SECURITIES FILINGS. Promptly after the sending or filing thereof and in any event within fifteen (15) days thereof, copies of all reports which FIS Group sends to any of its security holders, and copies of all reports (including each regular and periodic report) and each registration statement or prospectus which FIS Group or the Borrower files with the Securities and Exchange Commission or any national securities exchange.

            (f) ERISA NOTICES. Promptly after the filing or receiving thereof, copies of all reports and notices which the Borrower files under ERISA with the Internal Revenue Service or the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or which the Borrower receives from such Governmental Authorities or Pension Benefit Guaranty Corporation.

            (g) COMPLIANCE CERTIFICATE. On or before the fifteenth day of each calendar month during the term of this Agreement, a Compliance Certificate of the Servicer and the Borrower substantially in the form of the Debtor's Report and Servicer Certificate contemplated by Section 2.02(c) of the Servicing Agreement (a copy of which shall also be delivered to the Bank Collateral Agent) which shall demonstrate compliance with the financial covenants set forth in Section 7.13 as of the end of the preceding Collection Period and for the three immediately preceding Collection Periods, shall set forth the Borrowing Base and Uninsured Credit Losses, each determined as of the end of the preceding Collection Period, together with a certification of such amounts by a Responsible Officer of the Borrower, and shall state that no Default or Event of Default has occurred or is continuing, or if any such condition or event exists, specifying the nature and period of existence thereof and what action the Borrower has taken or is taking with respect thereto.

            (h)   ERISA NOTICES, INFORMATION AND COMPLIANCE.

                  (i) As soon as possible and in any event within ten days after the Borrower or any of its ERISA Affiliates knows of the occurrence of any of the following, a certificate of the chief financial officer of the Borrower (or, if applicable, of the ERISA Affiliate) setting forth the details as to such occurrence and the action, if any, which the Borrower or ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given or filed with or by the Borrower, an ERISA Affiliate, the Pension Benefit Guaranty Corporation, or plan administrator with respect thereto:

                        (A) the establishment or adoption of any PBGC Plan,
                  Multiemployer Plan or Multiple Employer Plan by the Borrower or any ERISA Affiliate on or after the date hereof (a "FUTURE PLAN");

                        (B) the occurrence of an ERISA Event with respect to any
                  Future Plan;

                        (C) the existence of an accumulated funding deficiency
                  with respect to any Future Plan;

                        (D) the making of an application to the Secretary of the
                  Treasury for a waiver or modification of the minimum funding standard (including any required installment payments) or extension of any amortization period under Section 412 of the Code with respect to any Future Plan;

                        (E) the institution of a proceeding pursuant to Section
                  515 of ERISA to collect delinquent contributions from the Borrower or an ERISA Affiliate with respect to a Future Plan;

                        (F) the occurrence of any "prohibited transaction" as
                  described in Section 406 of ERISA or in Section 4975 of the Code, in connection with any Plan or any trust created thereunder; or

                        (G) the failure to pay when due all amounts that the
                  Borrower or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as a contribution to such Plan; and

                  (ii) As soon as possible and in any event within ten days from receipt or, if applicable, filing, a complete copy of the annual report (Form 5500) of each Plan required to be filed with the Internal Revenue Service, copies of any other reports or notices which the Borrower or an ERISA Affiliate files with the Internal Revenue Service, Pension Benefit Guaranty Corporation or the United States Department of Labor or which the Borrower or an ERISA Affiliate receives from such Governmental Authority, and copies of any notice, complaint or other documentation of any pending or threatened lawsuit or claim relating in any respect to any Plan established or maintained by the Borrower or an ERISA Affiliate or to which the Borrower or an ERISA Affiliate contributes which may have a Material Adverse Effect on the Borrower or an ERISA Affiliate.

            (i) DELIVERY OF NOTICES FROM SERVICER. Promptly after the receipt thereof, a copy of any notice received by the Borrower from the Servicer under the Servicing Agreement with respect to a termination or proposed termination thereof or a default thereunder.

            (j) DELIVERY OF ENTERPRISE NOTICES. A copy of (i) any notice received by FIARC from Enterprise or any other Person under the Enterprise Agreement promptly upon receipt thereof and (ii) any notice FIARC delivers pursuant to Section 3.2(l) of the Enterprise Agreement promptly upon the delivery or sending thereof.

            (k) HEDGE POSITION REPORTING. Within thirty (30) days after the end of each fiscal quarter of the Borrower (including the last quarter), a report of the Borrower's hedge position identifying all hedge agreements to which the Borrower is a party.

            (l) NOTICE WITH RESPECT TO CERTAIN ENTERPRISE EVENTS. Promptly upon occurrence, notice of any modification or amendment to the Enterprise Agreement, any Potential Termination Event under the Enterprise Agreement and notice of First Investor's being required to accept re-assignment of Enterprise's interest in any uncollected Receivables previously sold, transferred and assigned to Enterprise in an aggregate amount of $500,000 or more within any 60 day period.

            (m) OTHER INFORMATION. Such other information respecting the condition or operations, financial or otherwise, of the Borrower as any Bank through the Agent may from time to time reasonably request.

            (n) NOTICE OF NONINSURANCE. The Borrower shall at all times maintain Credit Insurance with respect to all Obligors and shall notify Agent promptly in the event that the Borrower does not receive a certificate verifying insurance with respect to any Receivable from each of the providers of the Credit Insurance on or before forty-five (45) days after the date that the Servicer enters the Receivable into its tracking system.

      Section 6.03. TAXES AND LIENS. The Borrower will pay and discharge, or will cause to be paid and discharged, promptly all taxes, assessments, and governmental charges or levies imposed upon the Borrower or upon the income of any Property of the Borrower as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies, and rent) when due.

      Section 6.04. MAINTENANCE OF PROPERTY. The Borrower will at all times maintain, preserve, protect, and keep, or cause to be maintained, preserved, protected, and kept, its Property in good repair, working order, and condition (ordinary wear and tear excepted) and, from time to time, will make, or cause to be made, all repairs, renewals, replacements, extensions, additions, betterments, and improvements to its Property as are appropriate, so that (a) the Borrower maintains its current line of business, and (b) the business carried on in connection therewith may be conducted properly and efficiently at all times.

      Section 6.05. RIGHT OF INSPECTION. The Borrower will permit any officer, or employee of, or agent designated by, the Agent or any Bank to visit and inspect any of the Properties of the Borrower, examine the Borrower's corporate books or the Borrower's or First Investor's financial records, take copies and extracts therefrom, and discuss the affairs, finances, and accounts of the Borrower and First Investors with the Borrower's officers or certified public accountants, all at such reasonable times and as often as the Agent or any Bank may reasonably desire.

      Section 6.06. PERFORMANCE AND COMPLIANCE WITH RECEIVABLES AND CREDIT INSURANCE. The Borrower will, at its expense, timely and fully perform and comply with, or cause to be timely and fully performed and complied with, all material provisions, covenants and other promises required to be observed by it under the Receivables, the Receivables Documents and the Credit Insurance.

      Section 6.07. FURTHER ASSURANCES. The Borrower shall deliver to the Agent within 90 days after the beginning of each calendar year, beginning with the calendar year 2000, an opinion of independent counsel of the Borrower dated as of a date during such 90-day period, either (a) stating that, in the opinion of such counsel, (1) such action has been taken with respect to the recording, registering, filing, re-recording, re-registering and re-filing of financing statements, continuation statements or other instruments or documents as is necessary to preserve and protect the interest of the Agent and the Banks in and to the Receivables and reciting the details of such action or referring to prior opinions of counsel in which such details are given, and (2) all financing statements, continuation statements and any other necessary documents have been executed and filed that are necessary fully to preserve and protect the perfected interest of the Agent and the Banks in and to the Receivables, and reciting the details of such filings or referring to prior opinions of counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

                                   ARTICLE VII

                               NEGATIVE COVENANTS

      So long as any Note shall remain unpaid or any Bank shall have any Commitment hereunder, the Borrower agrees, without the written consent of the Majority Banks, as follows:

      Section 7.01. LIENS, ETC. The Borrower will not grant, permit, create or suffer to exist any Lien, upon or with respect to any of its Properties, including, without limitation, the Receivables, whether now owned or hereafter acquired, other than Permitted Liens and Liens created under the Security Agreement; PROVIDED that, anything in the foregoing or elsewhere in any Loan Document to the contrary notwithstanding, the Borrower will not enter into any agreement that (i) prohibits the creation or assumption of any Lien upon any Property of the Borrower in favor of any Person, including without limitation the Banks or (ii) requires any obligation of the Borrower to be secured if any obligation of the Borrower to the Banks is secured in favor of another Person, including without limitation the Banks.

      Section 7.02. DEBT. The Borrower will not create or suffer to exist any Debt except as set forth below, all of which shall be "PERMITTED DEBT":

      (a) Debt of the Borrower to the Agent and the Banks and to the Bank Collateral Agent evidenced by any Loan Document (including any increase thereof contemplated by the second proviso to the definition of the term "Commitment" contained in this Agreement);

      (b) Debt of the Borrower for fees payable to the Servicer under the Receivables Documents;

      (c) Debt represented by the Distributions on the terms and conditions set forth in the Security Agreement; and

      (d) Debt of the Borrower under any interest rate swap or other exchange agreement entered into with Bank of America in a notional amount up to $100,000,000 and which hedges interest payable under this Facility; PROVIDED, that any portion of such notional amount in excess of the notional amount of this Facility shall be assigned to and assumed by First Investors.

      (e) Intercompany obligations to First Investors for Borrower's reasonable net rent allocation, reasonable management fees and dividends declared.

      Section 7.03. RESTRICTED PAYMENTS. If a Default or Event of Default has occurred and is continuing, or would exist after the making of any payments pursuant to this Section 7.03, the Borrower will not declare or make any dividend payment or other distribution of Properties, cash, rights, obligations, or securities on account of any shares of any class of capital stock of the Borrower, or purchase, redeem, retire, or otherwise acquire for value any shares of any class of capital stock of the Borrower or any warrants, rights, or options to acquire any such shares, now or hereafter outstanding.

      Section 7.04. MERGERS; CONSOLIDATIONS. The Borrower will not merge or consolidate with or into, or convey, transfer, lease, or otherwise dispose of (whether in one transaction or in a series of transactions) any of its assets (whether now owned or hereafter acquired) other than (i) to pay expenses incurred in the ordinary course of business, (ii) in respect of the Distributions, or (iii) the transfer and assignment of Receivables to First Investors upon payment on the principal balance outstanding on the Notes of an amount equal to the Purchase Amount.

      Section 7.05. INVESTMENTS, LOANS, AND ADVANCES. Except as provided under the other Loan Documents and the Receivables Documents, the Borrower will not make or permit to remain outstanding any Investment, endorse, or otherwise be or become contingently liable directly or indirectly, in connection with the obligations, stock, or dividends of, or own, purchase or acquire any stock, obligations, or securities of, or any other interest in, or make any capital contribution to, any Person, or otherwise make, incur, create, assume, or suffer to exist any contingent liability or any Investment of the Borrower to purchase or acquire any assets.

      Section 7.06. SALE OR OTHER DISPOSITION OF ASSETS. The Borrower will not sell, assign, lease, transfer or otherwise dispose of (whether in one transaction or in a series of transactions) any part of its Property (whether now owned or hereafter acquired) to any Person other than (i) to pay expenses incurred in the ordinary course of business, (ii) in respect of the Distributions, or (iii) the transfer and assignment of Receivables to First Investors upon payment on the principal balance outstanding on the Notes of an amount equal to the Purchase Amount.

      Section 7.07. USE OF PROCEEDS. The Borrower will not use, nor permit the use of, all or any portion of any Advance for any purpose except as described in
Section 5.09 hereof.

      Section 7.08. TRANSACTIONS WITH AFFILIATES. Except as provided under the Loan Documents and the Receivables Documents and except in respect of any management fee to be paid by the Borrower to First Investors, the Borrower will not directly or indirectly enter into any transaction with any Affiliate (including, without limitation, any transaction involving the payment of management fees or directors' fees to any Affiliate), except for transactions (including any loans or advances by or to any Affiliate otherwise in compliance under the Agreement) in good faith, the terms of which are fair and reasonable to the Borrower, and are at least as favorable as the terms which could be obtained by the Borrower in a comparable transaction made on an arm's-length basis between unaffiliated parties.

      Section 7.09. OTHER BUSINESS. The Borrower will not engage in any business or enterprise or enter into any material transaction other than as contemplated by the Loan Documents and the Receivables Documents.

      Section 7.10. ISSUANCE OF SHARES. The Borrower will not issue, sell, or otherwise dispose of any shares of its capital stock or other equity securities, or rights, warrants, or options to purchase or acquire any shares or equity securities, other than as otherwise expressly permitted by other Sections of this Agreement.

      Section 7.11. ERISA. The Borrower shall not and shall not permit any ERISA Affiliate to:

            (a) do any of the following, which in the aggregate would reasonably be expected to have a Material Adverse Effect:

                  (i) engage in any transaction which it knows or has reason to know could result in a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Code;

                  (ii) fail to make any payments when due to any Multiemployer
            Plan that the Borrower or an ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

                  (iii) incur withdrawal liability under ERISA to a
            Multiemployer Plan;

                  (iv) voluntarily terminate or, in the case of a "substantial employer" as defined in Section 4001(a)(2) of ERISA, withdraw from any Plan if such termination or withdrawal could result in the imposition of a Lien on the Borrower or an ERISA Affiliate under
            Section 4068 of ERISA;

                  (v) fail to make any required contribution when due to any
            Plan subject to Section 412(n) of the Code that with the passage of time would likely result in a Lien upon the properties or assets of the Borrower or an ERISA Affiliate;

                  (vi) adopt any amendment to a Plan the effect of which is to increase the "current liability" under the Plan as defined in
            Section 302(d)(7) of ERISA;

                  (vii) act or fail to act, and, as a result thereof, an event similar to any of those referred to in clauses (i) to (vi) would likely occur under the applicable laws of a foreign country; or

            (b) permit the present value of all benefits (irrespective of whether vested) under all Plans that have assets less than benefits (irrespective of whether vested), to exceed the "current value" as defined in Section 3(26) of ERISA of the assets of such Plans by an aggregate amount of ten thousand dollars ($10,000.00); or

            (c) permit the adoption, implementation or amendment of any unfunded deferred compensation agreement or other arrangement of a similar nature irrespective of whether subject to the funding requirements of ERISA which could reasonably be expected to have a Material Adverse Effect.

      Section 7.12. ACQUISITIONS. Except as provided under the Receivables Documents, the Borrower will not acquire by purchase, lease (including, without limitation, assumption of any lease) or merger any of the assets, Property, capital stock or other equity interests of any other Person.

      Section 7.13.     CERTAIN FINANCIAL TESTS.

      (a) The Borrower will not permit the ratio of Earnings Before Interest, Fees and Distributions to the sum of Loan Interest Expense PLUS Fee Expense, as determined as of each Determination Date for the immediately preceding three Collection Periods, to be less than 1.40 to 1.00.

      (b) The Borrower will not permit the Credit Loss Percentage, as determined as of each Determination Date, to exceed 5.0%.

      (c) The Borrower will not permit the number of Delinquent Receivables to exceed 8.5% of the average number of Receivables as determined as of each Determination Date for the immediately preceding three Collection Periods.

      Section 7.14. EXTENSION OR AMENDMENT OF RECEIVABLES AND OTHER DOCUMENTS. The Borrower will not, and will not permit the Servicer to, (a) extend, amend or otherwise modify the terms of (i) any Receivable (PROVIDED that an extension, amendment or modification permitted under Section 4.02 of the Servicing Agreement shall not be prohibited by this Section 7.14), (ii) the Credit Insurance, (iii) the Receivables Documents, or (iv) the Borrower's Certificate of Incorporation or Bylaws.

      Section 7.15. LETTER OF GUARANTY. The Borrower will not permit the aggregate Principal Balance of the Receivables with respect to which the Borrower has accepted a guaranty of delivery of the certificate of title from an Originator to exceed $250,000 at any one time.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT

      Section 8.01. EVENTS OF DEFAULT. If any of the following events (each an "EVENT OF DEFAULT") shall occur:

            (a) The Borrower shall fail to pay any principal of any Note when the same becomes due and payable; or

            (b) The Borrower shall fail to pay interest on any Note or fees or other amounts due under the Note or this Agreement or any other Loan Document, or First Investors shall fail to pay any amounts due under the Pledge Agreement, when the same becomes due and payable and such failure shall remain unremedied for three days; or

            (c) Any representation or warranty made by the Borrower (or any of its officers) under or in connection with any Loan Document or the Receivables Documents, or by First Investors (or any of its officers) under or in connection with the Pledge Agreement, shall prove to have been incorrect in any material respect when made; or

            (d) The Borrower shall fail to perform or observe any term, covenant or agreement contained in Section 6.02 or in Article VII; or

            (e) The Borrower shall fail to perform or observe any term, covenant or agreement contained in any Loan Document (other than those set forth in (a), (b), (c) and (d) above) or the Receivables Documents on its part to be performed or observed, or First Investors shall fail to perform or observe any term, covenant, or agreement contained in the Pledge Agreement on its part to be performed or observed, if such failure shall remain unremedied for thirty (30) days after the occurrence of such event; or

            (f) The Borrower shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $10,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event constituting a default (however defined) shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument; or

            (g) The Borrower shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Borrower shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

            (h) Any final judgment or order for the payment of money which, individually or in the aggregate, shall be in excess of $10,000 at any time, shall be rendered against the Borrower and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

            (i) The balance in the Collateral Account for any two consecutive Distribution Dates (after making any Distributions therefrom) shall be less than the Specified Collateral Account Balance; or

            (j) The credit quality of any of the providers of the ALPI Insurance, the GAP Insurance, or the VSI Insurance shall at any time be rated as less than "A-" by A. M. Best Company; or

            (k) Uninsured Credit Losses determined as of the last day of each month during this Agreement for the twelve-month period ending on such date shall exceed $200,000; PROVIDED that if First Investors shall have repurchased any Receivable for the amount equal to the outstanding Purchase Amount, such Receivable shall not be included as an Uninsured Credit Loss for purposes of this calculation; or

            (l) A material breach (i) by the Servicer of its obligations under the Servicing Agreement, (ii) by First Investors of its obligations under
      (A) the Purchase Agreement, (B) any interest rate swap or other exchange agreement which hedges interest payable under the

      Enterprise Agreement, or (C) any interest rate cap on the interest rate payable by FIARC under the Enterprise Agreement which offsets a counter position of FIARC under such interest rate position, (iii) by the Bank Collateral Agent of its obligations under the Loan Documents, or (iv) by the provider of the ALPI Insurance, the GAP Insurance or the VSI Insurance under such Credit Insurance shall occur and be continuing; or

            (m) First Investors shall cease to own a majority of the issued and outstanding stock of the Borrower; or

            (n) With respect to any Future Plan (as such term is defined in Section 6.02(h) hereof), other than a Multiemployer Plan within the meaning of Section 4001(a)(3) of ERISA, (1) such Future Plan shall fail to satisfy the minimum funding standard or a waiver of such standard or extension of any amortization period is sought under Section 412 of the Code; (2) such Future Plan is or is proposed to be terminated and as a result thereof liability in excess of $1,000,000 can be asserted under Title IV of ERISA as against the Borrower or ERISA Affiliate; (3) such Future Plan shall have an unfunded current liability in excess of $1,000,000; or (4) there has been a withdrawal from any such Future Plan and as a result liability in excess of $1,000,000 can be asserted under
      Section 4062(e) or 4063 of ERISA against the Borrower or any ERISA Affiliate; or, with respect to any Future Plan that is a Multiemployer Plan under Section 4001(a)(3) of ERISA, such Future Plan is insolvent or in reorganization or the Borrower or an ERISA Affiliate has withdrawn, or proposes to withdraw, either totally or partially, from such Future Plan and, in any case, in the opinion of the Agent, the Borrower or its ERISA Affiliate might reasonably be anticipated to incur a liability which would have a Material Adverse Effect on the business, operations, conditions (financial or otherwise) or prospects of the Borrower or ERISA Affiliates; or with respect to any Plan other than a Future Plan, the Borrower or its ERISA Affiliate could reasonably be anticipated to incur a liability which would have a Material Adverse Effect on the business, operations or conditions (financial or otherwise) or prospects of the Borrower or its ERISA Affiliates; or

            (o) The Agent shall have received notice of cancellation of any of the Credit Insurance and such Credit Insurance has not been reinstated or replaced in form and substance satisfactory to the Agent within a period of 30 days after receipt of such notice; or

            (p) (i) The Servicer's obligations shall have been terminated pursuant to Section 5.02 of the Servicing Agreement and a successor servicer shall not have been appointed and accepted such appointment within 45 days of the Servicer's receipt of notice of termination, (ii) the Servicer shall have terminated its obligations pursuant to Section
      5.08 of the Servicing Agreement, or (iii) the Servicer's obligation to accept new Receivables shall have terminated pursuant to Article VI of the Servicing Agreement and Receivables shall have terminated pursuant to
      Article VI of the Servicing Agreement and a successor servicer satisfactory to the Agent shall not have been appointed and accepted such appointment prior to the effective date of such termination; or

            (q) Aggregate claims submitted under the VSI Insurance and GAP Insurance determined as of the last day of each month during this Agreement for the twelve-month period ending on such date shall exceed $750,000; or

            (r) the occurrence of a "Termination Event", other than with respect to the events specified in Section 6.1(f), (j), (t), or (u) of the Enterprise Agreement;

then, and in any such event, the Agent (i) shall send notice of the occurrence of such Default or Event of Default to the Borrower and the Bank Collateral Agent, (ii) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the obligation of each Bank to make Advances to be terminated, whereupon the same shall forthwith terminate, and
(iii) shall at the request, or may with the consent, of the Majority Banks, by notice to the Borrower, declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; PROVIDED, HOWEVER, that in the event of an actual or deemed entry of an order for relief with respect to the Borrower under the United States Bankruptcy Code, (A) the obligation of each Bank to make Advances shall automatically be terminated and
(B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower.


                                   ARTICLE IX

                                    THE AGENT

      Section 9.01. AUTHORIZATION AND ACTION. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks, and such instructions shall be binding upon all Banks and all holders of Notes; PROVIDED, HOWEVER, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by the Borrower pursuant to the terms of this Agreement.

      Section 9.02. AGENT'S RELIANCE, ETC.. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and including the agreement of the assignee or transferee to be bound hereby as it would have been if it had been an original Bank party hereto, in form satisfactory to the Agent;
(ii) may consult with legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Borrower or to inspect the property (including the books and records) of the Borrower; (v) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

      Section 9.03. BANK OF AMERICA AND AFFILIATES. With respect to its Commitment, the Advances made by it and the Note issued to it, Bank of America shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Bank of America in its individual capacity. Bank of America and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any Person who may do business with or own securities of the Borrower, all as if Bank of America were not the Agent and without any duty to account therefor to the Banks.

      Section 9.04. BANK CREDIT DECISION. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in Sections 5.07 and 6.02 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under each Loan Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of any Loan Document or to inspect the Properties or books of the Borrower. Except for notices, reports, and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of the Borrower.

      Section 9.05. INDEMNIFICATION. Notwithstanding anything to the contrary herein contained, the Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of its taking or continuing to take any action. Each Bank agrees to indemnify the Agent (to the extent not reimbursed by the Borrower), according to such Bank's Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of any Loan Document or any action taken or omitted by the Agent under any Loan Document; PROVIDED that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Person being indemnified; and PROVIDED FURTHER that it is the intention of each Bank to indemnify the Agent against the consequences of the Agent's own negligence, whether such negligence be sole, joint, or concurrent, active or passive.

Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, administration, or enforcement of, or legal advice in respect of rights or responsibilities under, any Loan Document, to the extent that the Agent is not reimbursed for such expenses by the Borrower.

      Section 9.06. SUCCESSOR AGENT. The Agent may resign at any time by giving written notice thereof to the Banks and the Borrower and may be removed at any time with cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within thirty (30) days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any state thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

      Section 9.07. AGENT'S RELIANCE. The Borrower shall notify the Agent in writing of the names of its officers and employees authorized to request an Advance on behalf of the Borrower and shall provide the Agent with a specimen signature of each such officer or employee. The Agent shall be entitled to rely conclusively on such officer's or employee's authority to request an Advance on behalf of the Borrower until the Agent receives written notice from the Borrower to the contrary. The Agent shall have no duty to verify the authenticity of the signature appearing on any Notice of Borrowing, and, with respect to any oral request for an Advance, the Agent shall have no duty to verify the identity of any Person representing himself as one of the officers or employees authorized to make such request on behalf of the Borrower. Neither the Agent nor any Bank shall incur any liability to the Borrower in acting upon any telephonic notice referred to above which the Agent or such Bank believes in good faith to have been given by a duly authorized officer or other Person authorized to borrow on behalf of the Borrower or for otherwise acting in good faith.

      Section 9.08. DEFAULTS. The Agent shall not be deemed to have knowledge of the occurrence of a Default (other than the nonpayment of principal of or interest hereunder or of any fees payable hereunder) unless the Agent has received notice from a Bank or the Borrower specifying such Default. In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such nonpayment). The Agent shall (subject to Section 8.01) take such action with respect to such Default, PROVIDED that, unless and until the Agent shall have received the directions referred to in Section 8.01, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable and in the best interest of the Banks.

                                   ARTICLE X

                                 MISCELLANEOUS

      Section 10.01. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or the Notes, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instances and for the specific purpose for which given; PROVIDED, HOWEVER, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive or amend any of the conditions specified in Sections 4.01 and 4.02, (b) change the definition of "Commitment", increase the Commitments of the Banks or subject the Banks to any additional obligations, (c) reduce the principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (d) postpone or extend the Revolving Credit Termination Date or the Termination Date or any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Notes, or the number of Banks, which shall be required for the Banks or any of them to take any action hereunder, (f) change the requirements hereunder to exercise any waiver of a payment default or payment amount, (g) release any Collateral, except with respect to sales as permitted by the Security Agreement and for repurchases by First Investors pursuant to the terms of the Purchase Agreement or (h) amend this Section 10.01; and PROVIDED FURTHER that no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note; PROVIDED, FURTHER, however that one or more new Banks may be added to this Facility as contemplated by the second proviso to the definition of "Commitment" contained herein without the consent of any other Bank (except as contemplated in such proviso) other than the Agent.

      Section 10.02. NOTICES, ETC. All notices and other communications provided for hereunder shall be in writing (including by telex or facsimile transmission) and shall be effective when actually delivered, or in the case of telex notice, when sent, answerback received, or in the case of facsimile transmission, when received and telephonically confirmed, addressed as follows: if to the Borrower, at its address at 675 Bering, Suite 110, Houston, Texas 77057, Attention:
President, Telephone: (713) 977-2600, Facsimile: (713) 972-2630; if to any Bank, at its Domestic Lending Office as specified opposite its name on the signature page hereof; and if to the Agent, at its address at 901 Main Street, Dallas, Texas 75201, Attention: Ms. Elizabeth Kurilecz, Telephone: (214) 209-0975,
Facsimile: (214) 209-1027; PROVIDED, HOWEVER, that any Notices of Borrowing or Notices of Interest Conversion shall be sent to the Agent at its address at 901 Main Street, Dallas, Texas 75201, Attention: Ms. Renita Cummings; with copies to the Agent at 901 Main Street, Dallas, Texas 75201, Attention: Ms. Elizabeth Kurilecz; or, as to the Borrower, any Bank or the Agent, at such other address as shall be designated by such party in a written notice to the other parties.

      Section 10.03. NO WAIVER; REMEDIES. No failure on the part of any Bank or the Agent to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      Section 10.04. COSTS, EXPENSES AND TAXES. The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Loan Documents and the other documents to be delivered under the Loan Documents, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 10.04.

      Section 10.05. RIGHT OF SET-OFF. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 8.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of Section 8.01, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under any Loan Document, whether or not such Bank shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Bank agrees promptly to notify the Borrower after any such set-off and application made by such Bank, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

      Section 10.06. BINDING EFFECT. This Agreement shall become effective when it shall have been executed by the Borrower and the Agent and when the Agent shall have been notified by each Bank that such Bank has executed it and thereafter shall be binding upon and inure to the benefit of the Borrower, the Agent and each Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Banks.

      Section 10.07. ASSIGNMENTS AND PARTICIPATIONS. (a) Subject to the prior written consent of the Agent and the Borrower, such consent not to be unreasonably withheld, each Bank may assign to any financial institution (the "ASSIGNEE") all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Note held by it); PROVIDED, HOWEVER, that the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance Agreement in form and substance satisfactory to the Agent (the "ASSIGNMENT AND ACCEPTANCE"), together with any Note subject to such assignment and a processing fee of $2,500; and FURTHER PROVIDED HOWEVER, that (i) each such assignment shall be of a constant, and not a varying, percentage of all of the assigning Bank's rights and obligations under this Agreement, and (ii) the amount of the Commitments so assigned shall equal or exceed the lesser of (x) $10,000,000, or (y) the remaining Commitments held by the assigning Bank. Upon such execution, delivery, acceptance, and recordation by the Agent of such Assignment and Acceptance, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date on which such Assignment and Acceptance is accepted by the Agent, (A) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank under the Loan Documents, and (B) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under the Loan Documents, such Bank shall cease to be a party thereto).

      (b) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the Assignee (by execution and delivery of the Assignment and Acceptance pursuant to this Section 10.07) confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties, or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of any Loan Document or any other instrument or document furnished pursuant thereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its respective obligations under any Loan Document or any other instrument or document furnished pursuant thereto; (iii) such Assignee confirms that it has received a copy of the Loan Documents, together with copies of the financial statements referred to in Section 5.07 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such Assignee, independently and without reliance upon the Agent, such assigning Bank, or any Bank and based on such documents and information as it shall deem appropriate at the time, will continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under any Loan Document as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (vi) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of any Loan Document are required to be performed by it as a Bank.

      (c) The Agent shall maintain at its address referred to in Section 10.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Borrowings owing to, each Bank from time to time (the "REGISTER"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent, and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of the Loan Documents. The Register shall be available for inspection by the Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

      (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank, together with any Note subject to such assignment and a processing fee of $2,500, the Agent, if such Assignment and Acceptance has been completed shall (i) accept such Assignment and Acceptance; (ii) record the information contained therein in the Register; and (iii) give prompt notice thereof to the Borrower. Simultaneously upon its receipt of such notice, the Borrower at its own expense, shall execute and deliver to the Agent in exchange for each surrendered Note a new Note payable to the order of such Assignee in an amount equal to the Commitment assumed by it pursuant to such Assignment and

Acceptance and, if the assigning Bank has retained Commitments hereunder, new Notes payable to the order of the assigning Bank in an amount equal to the Commitments retained by it hereunder. The new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of EXHIBIT F. Upon receipt by the Agent of each such new Note conforming to the requirements set forth in the preceding sentences, the Agent shall return to the Borrower each such surrendered Note marked to show that each such surrendered Note has been replaced, renewed, and extended by such new Note.

      (e) Each Bank may sell participations to one or more financial institutions in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments and the Notes held by it), PROVIDED, HOWEVER, that an agreement in respect of a participation hereunder may not restrict such Bank's voting rights hereunder, other than in respect of a change in the principal of and interest on a Note, the Collateral securing the Note and the maturity date of each such Note. A participant holding an interest in a Note shall be entitled to the benefits of Sections 2.07, 2.10, 3.01 and 3.03 of this Agreement; PROVIDED, FURTHER, that no participant shall be entitled to recover under the aforedescribed provisions an amount in excess of the proportionate share which such participant holds of the original aggregate principal amount hereunder to which the selling Bank would otherwise have been entitled.

      Section 10.08. LIMITATION ON AGREEMENTS. (a) All agreements between the Borrower, the Agent, or any Bank, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made in respect of an amount due under any Loan Document or otherwise, shall the amount paid, or agreed to be paid, to the Agent or any Bank for the use, forbearance, or detention of the money to be loaned under this Agreement, the Notes or any other Loan Document or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstances whatsoever, fulfillment of any provision hereof or of any of such documents, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable usury law, then, IPSO FACTO, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from any such circumstance, the Agent or any Bank shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of such Bank's Note or the amounts owing on other obligations of the Borrower to the Agent or any Bank under any Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of any Note and the amounts owing on other obligations of the Borrower to the Agent or any Bank under any Loan Document, as the case may be, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Agent or any Bank for the use, forbearance, or detention of the indebtedness of the Borrower to the Agent or any Bank shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful Rate. Notwithstanding anything to the contrary contained in any Loan Document, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of any Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of any Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of any Note shall not reduce the rate of interest which accrues on the outstanding principal balance of any Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of any Note equals the amount of interest which would have accrued if such interest rate had at all times been in effect. The terms and provisions of this Section 10.08 shall control and supersede every other provision of all Loan Documents.

      (b) The Agent, the Banks and the Borrower agree that (i) if Article 5069-1.04 of the Texas Revised Civil Statutes Annotated, as amended, is applicable to the determination of the Highest Lawful Rate, the indicated rate ceiling computed from time to time pursuant to Section (a) of such Article shall apply, PROVIDED that, to the extent permitted by such Article, the Agent may from time to time by notice to the Borrower revise the election of such interest rate ceiling as such ceiling affects the then current or future balances of the Advances; and (ii) the provisions of Chapter 15 of Title 79 of the Texas Revised Civil Statutes Annotated, as amended, shall not apply to this Agreement or any Note.

      Section 10.09. SEVERABILITY. In case any one or more of the provisions contained in any Loan Document or in any instrument contemplated thereby, or any application thereof, shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein, and any other application thereof, shall not in any way be affected or impaired thereby. Each covenant contained in any Loan Document shall be construed (absent an express contrary provision herein) as being independent of each other covenant contained therein, and compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with one or more other covenants.

      Section 10.10. GOVERNING LAW. This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of Texas.

      Section 10.11. SUBMISSION TO JURISDICTION; WAIVERS. THE BORROWER IRREVOCABLY AND UNCONDITIONALLY:

      (a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF TEXAS, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND APPELLATE COURTS FROM ANY THEREOF;

      (b) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

      (c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING OF A COPY THEREOF (BY REGISTERED OR CERTIFIED MAIL OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL POSTAGE PREPAID) TO THE BORROWER AT THE ADDRESS SPECIFIED IN SECTION 10.02 OR AT SUCH OTHER

ADDRESS OF WHICH THE AGENT OR ANY BANK SHALL HAVE BEEN NOTIFIED IN WRITING PURSUANT TO SECTION 10.02.

      (d) NOTWITHSTANDING THE FOREGOING, NOTHING HEREIN SHALL IN ANY WAY AFFECT THE RIGHT OF THE AGENT OR ANY BANK OR THE BORROWER TO BRING ANY ACTION ARISING OUT OF OR RELATING TO THE NOTES OR THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COMPETENT COURT ELSEWHERE HAVING JURISDICTION OVER THE BORROWER, THE AGENT OR ANY BANK, AS THE CASE MAY BE, OR ITS PROPERTY.

      Section 10.12. WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE AGENT AND THE BANKS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

      Section 10.13. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      Section 10.14. NO INSOLVENCY PETITION AGAINST BORROWER. Each of the Agent and the Banks hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of the Notes and termination of the Commitments, it will not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law. This Section 10.14 shall survive the termination of this Agreement.

      Section 10.15. INDEMNIFICATION. The Borrower shall indemnify the Agent, the Banks and each affiliate thereof and their respective directors, stockholders, officers, partners, employees, agents, attorneys, consultants, representatives, successors, transferees and assignees from, and hold each of them harmless against, any and all losses, liabilities, claims or damages to which any of them may become subject, as a result of the existence, performance or enforcement of this Agreement, the other Loan Documents and the transactions contemplated thereby, the Receivables Documents, the Commitments or the Advances, including without limitation such losses, liabilities, claims or damages arising out of or resulting from any actual or proposed use by the Borrower of the proceeds of any extension of credit by any Bank hereunder or breach by the Borrower of this Agreement or any other Loan Document or breach by First Investors of the Pledge Agreement or breach by the Servicer of the Servicing Agreement or from any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing, and the Borrower shall reimburse the Agent, and each Bank, and each Affiliate thereof and their respective directors, stockholders, officers, partners, employees, agents, attorneys, consultants, representatives, successors, transferees and assignees, upon demand for any reasonable expenses (including reasonable legal fees) incurred in connection with any such investigation or proceeding, regardless of whether resulting from the sole, concurrent or comparative negligence of the indemnified Person, but excluding any such losses, liabilities, claims damages or expenses incurred by such Person by reason of the gross negligence or willful misconduct of such Person, PROVIDED that it is the intention of the Borrower to indemnify the indemnified Person against the consequences of its own negligence.

      Section 10.16. SERVICING. In the event of a Servicer Termination Event (as defined in the Servicing Agreement) pursuant to Section 5.01 of the Servicing Agreement, the Borrower shall upon the written direction of the Agent, or may with the consent of the Agent, exercise the Borrower's rights of termination thereunder. The Agent shall also have the right to remove the Servicer for cause, which shall include the material breach of any obligation or covenant under the Servicing Agreement. Upon termination of the Servicer pursuant to
Section 5.02 of the Servicing Agreement, the Borrower, acting upon the written direction of the Agent, shall appoint a successor Servicer and enter into a servicing agreement in form and substance acceptable to the Agent, with such successor Servicer acceptable to the Agent at such time.

      Section 10.17. FINAL AGREEMENT. THIS WRITTEN AGREEMENT AND THE NOTES AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


      Section 10.18 AMENDMENT AND RESTATEMENT. This Agreement shall constitute an amendment and restatement in its entirety of the Original Credit Agreement. From and after the Closing Date, all indebtedness, liabilities, obligations, security interests and liens arising under the Original Credit Agreement or any Loan Documents referred to therein are hereby deemed to be renewed and continued, and not novated, extinguished, discharged or satisfied, and are hereafter evidenced by and governed in accordance with this Agreement and the other Loan Documents. All references in the Loan Documents referred to in the Original Credit Agreement to the Original Credit Agreement shall be deemed to mean this Agreement, as an amendment and restatement of the Original Credit Agreement.

      IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed this Agreement as of the date first above written.

                                    F.I.R.C., INC., a Delaware corporation


                                    By:___________________________________
                                    Tommy A. Moore, Jr.
                                    President


Note Face Principal                 BANK OF AMERICA, N.A., in its
Amount:  $30,000,000                individual capacity as a Bank and as Agent

Domestic Lending Office:
901 Main Street
Dallas, Texas 75201                 By:___________________________________

LIBOR Lending Office:
901 Main Street
Dallas, Texas 75201


Note Face Principal                 FIRST UNION NATIONAL BANK
Amount: $20,000,000

Domestic Lending Office:
____________________

____________________                By:___________________________________

LIBOR Lending Office:
____________________

____________________


Note Face Principal                 WELLS FARGO BANK TEXAS,
Amount: $15,000,000                 NATIONAL ASSOCIATION

Domestic Lending Office:
P.O. Box 4195
Portland, Oregon 97208-4195         By:___________________________________

LIBOR Lending Office:
P.O. Box 4195
Portland, Oregon 97208-4195

     [Signature Page - Amended and Restated Credit Agreement - Page 1 of 1]

                                    EXHIBIT A

                                 ALPI INSURANCE

                                    Attached.

                                    EXHIBIT B

                                     FORM OF
                             COMPLIANCE CERTIFICATE

      Pursuant to the Second Amended and Restated Credit Agreement dated as of November 15, 2000 (as amended, supplemented or otherwise modified from time to time, the "Agreement", the terms defined therein being used herein as therein defined) by and among F.I.R.C., Inc. (the "Borrower"), Bank of America, N.A., as Agent (the "Agent"), and certain financial institutions now or hereafter a party thereto (the "Banks"), I, Tommy A. Moore, Jr. do hereby certify to the Agent and each of the Banks that I am the duly elected, qualified and acting President of the Borrower, and do hereby further certify to the Agent and each of the Banks as follows:

1. The Borrower has fulfilled its obligations under the Agreement and all representations and warranties made in the Loan Documents continue to be true and correct, except to the extent that such representations and warranties relate solely to an earlier date.

2. No Default or Event of Default has occurred or is continuing with respect to the terms and conditions of the Agreement or any other Loan Document.

3. The aggregate outstanding principal balance of the Advances (both before and after giving effect to the Distributions to be made on the next Distribution Date) does not and will not exceed the Available Amount.

4. The following calculations of the following covenants are true and correct as of ____________, 199__, [INSERT PRECEDING DETERMINATION DATE] and are based upon the terms and conditions contained in the Agreement.

5.    SECTION 7.13(A)  EARNINGS COVERAGE RATIO

                         MONTH ENDED

                                                                     TOTAL
                         [____, 200_]  [____,200_]  [____, 200_]     3 MOS.

(A)  Interest collected   __________    __________   __________    __________
(B)  Late Fees            __________    __________   __________    __________
(C)  Other Cash Income    __________    __________   __________    __________

(D) Subtotal
    ((A)+(B)+(C))                                                  __________

(E)  Servicer fees
(F)  Bank Collateral
     Agent Fees           __________    __________   __________    __________
(G)  Costs of
     repossession         __________    __________   __________    __________
(H)  Other expenses       __________    __________   __________    __________

                         MONTH ENDED

                                                                     TOTAL
                         [____, 200_]  [____,200_]  [____, 200_]     3 MOS.

(I)  Subtotal
    ((E)+(F)+(G)+(H))                                              __________

(J)  Earnings before
     Interest and
     Distributions (D)-(I)                                         __________

(K)  Loan Interest
     Expense              __________    __________   __________    __________

Ratio of Earnings before
Interest and
Distributions to
Loan Interest Expense
(J)/(K)                                                            __________

Minimum Required Ratio:                                            1.40

Compliance:                                                        Yes/No

6.    SECTION 7.13(B)  CREDIT LOSS PERCENTAGE AND INCREMENTAL RESERVE

                          MONTH ENDED


                                                                     TOTAL
                        [__, 200_] [__, 200_][__, 200_] [__, 200_] 4 MOS. X 3


(A) Actual Credit Losses: ________  ________  ________  ________   __________

                                                                       4 MOS.
                                                                      AVERAGE

(B)  Receivable Portfolio
     Balance:             ________  ________  ________  ________   __________

(C)  Credit Loss
     Percentage
     (A)/(B):                                                      __________

Maximum Credit Loss
Percentage:                                                        5.0%

Compliance:                                                        Yes/No

Incremental Reserve
Percentage ((C)-3.0%):                                             ________

7.    SECTION 7.13(C)  DELINQUENT RECEIVABLES



                                       MONTH ENDED                   3 MOS.
                         [____, 200__] [____, 200__] [____, 200__]  AVERAGE

(A) Number of Delinquent
    Receivables            __________   __________    __________    __________

(B)  Number of Receivables __________   __________    __________    __________

Ratio of Average
Delinquent
Receivables to Average
Number of Receivables
((A)/(B)):                                                          __________

Maximum ratio of
Delinquent Receivables:                                           8.5%

Compliance:                                                       Yes/No

8.    SECTIONS 7.01-7.12, 7.14, 7.15:  [REPORT ANY NON-COMPLIANCE]

9.    SECTION 8.01(K):  UNINSURED CREDIT LOSSES

Aggregate Uninsured Credit
Losses for prior 12 months: _______________

Maximum Uninsured Credit
Losses for prior 12 months:   $50,000

Compliance:                   Yes/No

10.   BORROWING BASE COMPUTATION AS OF __________, 200__:

Receivable Portfolio Balance: _______________
Less:  Ineligible Receivables:_______________

(A)   Eligible Receivables:   _______________

(B)   Loans in Transit:       _______________

Total Borrowing Base
 ((A) + (B)):                 ===============

Available Amount (lesser of
Commitment or Total
Borrowing Base):

Aggregate outstanding principal
balance of the Advances:      _______________
 Less: Distributions to be
 applied to Principal:        _______________
 Aggregate outstanding principal
 balance of the Advances after
 Distributions:
                              ===============

Available Amount Compliance
after Distributions:          Yes/No



IN WITNESS WHEREOF, I have executed this Compliance Certificate in the name and on behalf of Borrower this _____ day of ____________, 200__.

                                    F.I.R.C., INC.


                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT C

                                   [RESERVED]

                                    EXHIBIT E

                                     FORM OF
                               NOTICE OF BORROWING

                                                        _______________, 20___


Bank of America, N.A.,
  as Agent for the Banks
  party to the Credit Agreement defined below

Attention:______________________

Ladies and Gentlemen:

      The undersigned, F.I.R.C., Inc., a Delaware corporation (the "Borrower"), refers to that certain Second Amended and Restated Credit Agreement dated as of November 15, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", the terms defined therein being used herein as therein defined), among the Borrower, certain financial institutions now or hereafter party thereto (the "Banks"), and Bank of America, N.A., as Agent (the "Agent") and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the Borrower hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing (the "Proposed Borrowing") as required by Section 2.02(a) of the Credit Agreement:

      (i)   The  Business Day of the Proposed Borrowing is ____________, 20__.

      (ii) The Type of Loan(s) comprising the Proposed Borrowing is: [BASE RATE][LIBOR RATE][AGREED RATE].

      (iii) The aggregate amount of the Proposed Borrowing is $______________.

      [(IV) THE INITIAL INTEREST PERIOD FOR EACH [LIBOR RATE][AGREED RATE] ADVANCE COMPRISING THIS PROPOSED BORROWING IS: __________________________.]

      The Borrower hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing:

      (A) The representations and warranties contained in Article V of the Credit Agreement are true and correct before, and will be true and correct after giving effect to, the Proposed Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date;

      (B) No Default or Event of Default has occurred and is continuing, or would result from such Proposed Borrowing or from the application of the proceeds therefrom;

      (C) Credit Insurance is in full force and effect for all Receivables and for the Receivables to be purchased with the proceeds of the Proposed Borrowing;

      (D) The aggregate outstanding principal amount of the Advances after giving effect to the Proposed Borrowing does not exceed the Available Amount; and

      (E) All Receivables to be purchased with the proceeds of the Proposed Borrowing constitute Eligible Receivables.

                                    F.I.R.C., INC., a Delaware corporation

                                    By:
                                    Name:
                                    Title:

                                    EXHIBIT F

                                     FORM OF
                              AMENDED AND RESTATED
                                  FACILITY NOTE


$                               Houston, Texas    _____________________, 20___

            FOR VALUE RECEIVED, F.I.R.C., INC., a Delaware corporation (together with its successors, the "Borrower"), hereby promises to pay to the order of __________________ (the "Bank"), at the office of _____________________________, the principal sum of ____________ DOLLARS ($_____________) (or such lesser amount as shall equal the aggregate unpaid principal amount of Advances made by the Bank to the Borrower under the Credit Agreement referred to below), in lawful money of the United States of America and in immediately available funds, on the date(s) and in the principal amount(s) provided in the Credit Agreement (as defined below) and to pay interest on the unpaid principal amount of each such Advance, at such office, in like money and funds, for the period commencing on the date of such Advance until such Advance shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement. This Note is one of the Notes referred to in the Credit Agreement, and, to the extent and subject to the conditions set forth in the Credit Agreement, the Advances evidenced by this Note may be borrowed, repaid and reborrowed.

            The Bank is hereby authorized by the Borrower to endorse on the schedule (or a continuation thereof) attached to this Note, the amount and date of each Advance made by the Bank to the Borrower under the Credit Agreement, and the amount and date of each payment or prepayment of principal of such Advance received by the Bank, PROVIDED that any failure by the Bank to make any such endorsement shall not affect the obligations of the Borrower under the Credit Agreement or under this Note in respect of such Advances.

            This Note is one of the Notes referred to in the Second Amended and Restated Credit Agreement dated as of November 15, 2000 (as may be further amended, restated, modified and supplemented and in effect from time to time, the "CREDIT AGREEMENT"; capitalized terms used in this Note and not otherwise defined have the respective meanings assigned to them in the Credit Agreement) among the Borrower, the financial institutions named therein (including the Bank) and Bank of America, N.A. as Agent, and evidences the Advances made by the Bank thereunder and is issued in replacement of that certain Facility Note dated October 30, 1996, executed by Maker and made payable to the Bank (the "PRIOR Note"). Nothing herein contained shall be construed (a) to be a novation of the Prior Note or (b) to release, cancel, terminate or otherwise impair the status or priority of the liens or security for the Prior Note. Further, the Borrower acknowledges and agrees that this Note shall not be considered a new contract, and that all rights, titles, powers, liens, security interests and estates created by or under any security document or other agreement executed in connection with the Credit Agreement or securing the Prior Note shall continue without interruption in full force and effect.] This Note is secured by the Security Agreement and the Pledge Agreement.

            The Credit Agreement, among other things, provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Advances upon the terms and conditions specified therein.

            This Note shall be governed by and construed in accordance with the laws of the State of Texas (without regard to conflicts of law principles).

                                    F.I.R.C., INC., a Delaware corporation


                                    By:    ___________________________________
                                    Name:  ___________________________________
                                    Title: ___________________________________

                                    SCHEDULE


This Note evidences Advances made under the within described Credit Agreement to the Borrower in the principal amounts set forth below, which Advances were made on the dates set forth below, subject to the payments and prepayments of principal set forth below:


              PRINCIPAL AMOUNT  DATE OF PAYMENT   AMOUNT PAID     BALANCE
  DATE MADE      OF ADVANCE      OR PREPAYMENT     OR PREPAID   OUTSTANDING
-----------------------------------------------------------------------------

                                    EXHIBIT H

                                     FORM OF

                                 F.I.R.C., INC.
 WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, AS BANK COLLATERAL AGENT FOR
                         THE LOAN AGENT AND THE BANKS
                            DISBURSEMENT STATEMENT

Collection Period:
Distribution Date:

DEPOSITS TO COLLATERAL ACCOUNT
1.  Payments on contracts (net chargebacks)                             ______
2.  Liquidation proceeds                                                ______
3.  Amount of Purchased Receivables                                     ______
4.  Servicing Fee                                                      (______)
5.  Amounts reimbursed to Servicer                                     (______)
        Total Deposits to Collateral Account                            ______

DISBURSEMENTS FROM COLLATERAL ACCOUNT
1.  Servicing Fee and reimbursements (to extent not retained in
    Item 4. above)                                                      ______
2.  Bank Collateral Agent Fee                                           ______
3.  Interest on Advances due to Loan Agent                              ______
4.  Principal proceeds due to Loan Agent                                ______
5.  Payment of interest rate swap due to Bank of America                ______
6.  Other amounts due to Loan Agent                                     ______
      Total Disbursements from Collateral Account                       ______

      REMAINDER (RESERVE FUND DRAW)                                     ______
+     Excess Over (Amount to Restore) Specified Collateral
      Account Balance (SEE CALCULATION BELOW)                           ______
-     Transfer excess amount deposited in Collateral Account to Grantor ______
+     Amounts deposited in Collateral Account per Section 5.1(a)(xi) of
      Enterprise Agreement                                              ______

      TOTAL DUE TO GRANTOR
                                                                        ======

SPECIFIED COLLATERAL ACCOUNT BALANCE CALCULATION
Base Level Collateral Account Balance                                   ______
Incremental Reserve Amount                                              ______
      Specified Collateral Account Balance                              ______
      Current Collateral Account Balance (PRIOR TO DISTRIBUTION)        ______
      (Excess Over) Amount to Restore Specified Collateral
      Account Balance                                                   ======

DOCUMENTS ATTACHED:
1.    Servicer Certificate
2.    Grantor Compliance Certificate
3.    Loan Agent Loan Calculation

                                     FORM OF
                                  ATTACHMENT 1
                                       TO
                 BANK COLLATERAL AGENT'S DISBURSEMENT STATEMENT


                   Servicer's Certificate - Bank of America
                   Reporting Month - _______________, 20___
                  Determination Date - _______________, 20___

                            *****SCHEDULED BASIS*****

Principal Portion of Amount Collected                    $
                                                          --------------------

Interest Portion of Amount Collected
                                                          --------------------

Other Portion of Amount Collected
                                                          --------------------

Late Charges Collected
                                                          --------------------

Liquidation Proceeds
                                                          --------------------

      Total Amount Received and Processed
                                                          --------------------

      Less: Service Fees
                                                          --------------------

      Less: Reimbursable Expenses
                                                          --------------------

      AMOUNT OF REMITTANCE TO BANK COLLATERAL AGENT      $
                                                          --------------------


Aggregate Principal Balance of Receivables as of Determination Date$



                                    Signed:
                                            Accounting Specialist

                                       H-3